Exhibit 99.01 Advancing the Future of Energy Advancing the Future of Energy • With Capital Discipline, Innovation and Unmatched Execution W I T H C A P I TA L D I S C I P L I N E , I N N O V AT I O N A N D U N M AT C H E D E X E C U T I O N . R E L I A B L E A F F O R D A B L E S U S T A I N A B L E E N E R G Y Reliable, Affordable and Sustainable Energy I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1Exhibit 99.01 Advancing the Future of Energy Advancing the Future of Energy • With Capital Discipline, Innovation and Unmatched Execution W I T H C A P I TA L D I S C I P L I N E , I N N O V AT I O N A N D U N M AT C H E D E X E C U T I O N . R E L I A B L E A F F O R D A B L E S U S T A I N A B L E E N E R G Y Reliable, Affordable and Sustainable Energy I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1

Cautionary Statement This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as ”plan,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “could,” “continue,” “focused,” “opportunity,” “scheduled,” “may,” “will,” “targeting,” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict including, but not limited to, the effect, impact, potential duration or other implications of the COVID-19 pandemic and various events arising therefrom. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero cannot give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s filings with the Securities and Exchange Commission, including Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement. This presentation includes certain financial measures that are not defined under U.S. Generally Accepted Accounting Principles (GAAP) and are considered to be non-GAAP measures. Valero has defined these non-GAAP measures and believes they are useful to the external users of its financial statements, including industry analysts, investors, lenders, and rating agencies. Valero believes these measures are useful to assess its ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods after adjusting for certain items that Valero believes are not indicative of its core operating performance and that may obscure its underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of Valero’s results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because Valero may define them differently, which diminishes their utility. Valero’s reconciliations of GAAP financial measures to non-GAAP financial measures are located at the end of this presentation. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 2 2Cautionary Statement This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as ”plan,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “could,” “continue,” “focused,” “opportunity,” “scheduled,” “may,” “will,” “targeting,” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict including, but not limited to, the effect, impact, potential duration or other implications of the COVID-19 pandemic and various events arising therefrom. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero cannot give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s filings with the Securities and Exchange Commission, including Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement. This presentation includes certain financial measures that are not defined under U.S. Generally Accepted Accounting Principles (GAAP) and are considered to be non-GAAP measures. Valero has defined these non-GAAP measures and believes they are useful to the external users of its financial statements, including industry analysts, investors, lenders, and rating agencies. Valero believes these measures are useful to assess its ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods after adjusting for certain items that Valero believes are not indicative of its core operating performance and that may obscure its underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of Valero’s results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because Valero may define them differently, which diminishes their utility. Valero’s reconciliations of GAAP financial measures to non-GAAP financial measures are located at the end of this presentation. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 2 2

REFINING RENEWABLE DIESEL ETHANOL ND ND W O R L D ’ S L A R G E S T I N D E P E N D E N T W O R L D ’ S 2 L A R G E S T R E N E W A B L E D I E S E L W O R L D ’ S 2 L A R G E S T C O R N E T H A N O L R E F I N E R P R O D U C E R P R O D U C E R GROWTH PROJECTS FOCUSED ON COST CONTROL, OPTIMIZATION AND MARGIN EXPANSION ratable wholesale supply of million barrels per day advantaged refining and logistics lowest 1.2 million barrels per day or Renewable Refining of high-complexity assets well positioned for feedstock 15 3.2 cost Diesel over 50% of our light products refineries throughput capacity and product optimization producer EXECUTING A VIABLE PATH TO REDUCE AND OFFSET GREENHOUSE GAS EMISSIONS Ethanol Wholesale HIGH RETURN PROJECTS WITH PRODUCTS PLACED INTO HIGH GROWTH, LOW CARBON MARKETS Midstream up to expanding to million low carbon intensity renewable diesel reduction compatible with billion gallons gallons produced from recycled animal fats, used in GHG existing engines 290 1.2 80% 100% per year per year cooking oil and inedible corn oil emissions and infrastructure Best-in-class DIAMOND GREEN DIESEL CONTINUE TO DEVELOP ADDITIONAL LOW CARBON GROWTH OPPORTUNITIES (DGD) producer of fuels and products that DEVELOPING ECONOMIC PROJECTS TO FURTHER REDUCE CARBON INTENSITY are essential to up to high-octane renewable existing logistics assets well ethanol billion gallons per year reduction in fuel with lower CO positioned to support export modern life 13 1.7 2 30% plants production capacity GHG emissions growth emissions REDUCING CARBON INTENSITY THROUGH ANNOUNCED CARBON SEQUESTRATION PROJECT I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 3REFINING RENEWABLE DIESEL ETHANOL ND ND W O R L D ’ S L A R G E S T I N D E P E N D E N T W O R L D ’ S 2 L A R G E S T R E N E W A B L E D I E S E L W O R L D ’ S 2 L A R G E S T C O R N E T H A N O L R E F I N E R P R O D U C E R P R O D U C E R GROWTH PROJECTS FOCUSED ON COST CONTROL, OPTIMIZATION AND MARGIN EXPANSION ratable wholesale supply of million barrels per day advantaged refining and logistics lowest 1.2 million barrels per day or Renewable Refining of high-complexity assets well positioned for feedstock 15 3.2 cost Diesel over 50% of our light products refineries throughput capacity and product optimization producer EXECUTING A VIABLE PATH TO REDUCE AND OFFSET GREENHOUSE GAS EMISSIONS Ethanol Wholesale HIGH RETURN PROJECTS WITH PRODUCTS PLACED INTO HIGH GROWTH, LOW CARBON MARKETS Midstream up to expanding to million low carbon intensity renewable diesel reduction compatible with billion gallons gallons produced from recycled animal fats, used in GHG existing engines 290 1.2 80% 100% per year per year cooking oil and inedible corn oil emissions and infrastructure Best-in-class DIAMOND GREEN DIESEL CONTINUE TO DEVELOP ADDITIONAL LOW CARBON GROWTH OPPORTUNITIES (DGD) producer of fuels and products that DEVELOPING ECONOMIC PROJECTS TO FURTHER REDUCE CARBON INTENSITY are essential to up to high-octane renewable existing logistics assets well ethanol billion gallons per year reduction in fuel with lower CO positioned to support export modern life 13 1.7 2 30% plants production capacity GHG emissions growth emissions REDUCING CARBON INTENSITY THROUGH ANNOUNCED CARBON SEQUESTRATION PROJECT I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 3

Advancing the Future of Energy with Capital Discipline, Innovation and Unmatched Execution Operations Earnings Growth Capital Discipline Steadfast in the Excellence execution of our Unmatched Execution with a Proven Growth Through Innovation Demonstrated Commitment to strategy, pursuing History of Operations Excellence Stockholders excellence in • Safe, reliable, environmentally • Growth projects focused on • Disciplined capital allocation with operations, responsible operations have driven operating cost control, market solid free cash flow and returns to investing for higher profitability and lower expansion and margin improvement stockholders across margin cycles earnings volatility through multiple • Leveraging our global liquid fuels • Delivered on our target payout ratio commodity cycles growth platform to expand our long-term of 40% to 50% every year under • The lowest cash operating cost competitive advantage with current management with lower among peer group while maintaining investments in economic low-carbon • 13% average Return on Invested volatility and first quartile operating performance projects Capital for the five-years ending honoring our • Applying our liquid fuels • 25% after-tax IRR hurdle rate for 2019 manufacturing expertise to optimize projects commitment our renewable diesel business to stockholder returns Comprehensive liquid fuels strategy driving economic growth projects and providing a viable path to reduce and offset Refining GHG emissions by 63% by 2025 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 4 Peer group includes PSX, MPC, HFC, and PBF.Advancing the Future of Energy with Capital Discipline, Innovation and Unmatched Execution Operations Earnings Growth Capital Discipline Steadfast in the Excellence execution of our Unmatched Execution with a Proven Growth Through Innovation Demonstrated Commitment to strategy, pursuing History of Operations Excellence Stockholders excellence in • Safe, reliable, environmentally • Growth projects focused on • Disciplined capital allocation with operations, responsible operations have driven operating cost control, market solid free cash flow and returns to investing for higher profitability and lower expansion and margin improvement stockholders across margin cycles earnings volatility through multiple • Leveraging our global liquid fuels • Delivered on our target payout ratio commodity cycles growth platform to expand our long-term of 40% to 50% every year under • The lowest cash operating cost competitive advantage with current management with lower among peer group while maintaining investments in economic low-carbon • 13% average Return on Invested volatility and first quartile operating performance projects Capital for the five-years ending honoring our • Applying our liquid fuels • 25% after-tax IRR hurdle rate for 2019 manufacturing expertise to optimize projects commitment our renewable diesel business to stockholder returns Comprehensive liquid fuels strategy driving economic growth projects and providing a viable path to reduce and offset Refining GHG emissions by 63% by 2025 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 4 Peer group includes PSX, MPC, HFC, and PBF.

63% 20% Comprehensive Roadmap to Further Reduce Emissions with Projects in Execution GHG Emissions Intensity Absolute Reductions and Offsets through Existing Board Approved Projects Target (Scope 1 & 2) Targeting to reduce 1.4 and offset Refining 31.8 GHG emissions by 35.8 4.7 63% 5.9 28.7 through investments in Board approved projects, with the 7.9 potential to achieve 11.9 72% by 2025 with projects under consideration subject to Board Refining GHG Absolute Emissions GHG Emissions GHG Emissions GHG Emissions Refining GHG 2011 Base Year 2025 Target approval Emissions in Reduction through Offset by Offset by Offset by Global Emissions in 2025 (Scope 1 & 2) (Scope 1 & 2) 2011 Efficiencies Ethanol Renewable Diesel Credits for & after Reductions & (Scope 1 & 2) (Scope 1 & 2) Production Production Blending of Offsets Renewable Fuels (Scope 1 & 2) See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 5 Metric Tons CO e / Thousand BOE 2 Million Metric Tons CO e 263% 20% Comprehensive Roadmap to Further Reduce Emissions with Projects in Execution GHG Emissions Intensity Absolute Reductions and Offsets through Existing Board Approved Projects Target (Scope 1 & 2) Targeting to reduce 1.4 and offset Refining 31.8 GHG emissions by 35.8 4.7 63% 5.9 28.7 through investments in Board approved projects, with the 7.9 potential to achieve 11.9 72% by 2025 with projects under consideration subject to Board Refining GHG Absolute Emissions GHG Emissions GHG Emissions GHG Emissions Refining GHG 2011 Base Year 2025 Target approval Emissions in Reduction through Offset by Offset by Offset by Global Emissions in 2025 (Scope 1 & 2) (Scope 1 & 2) 2011 Efficiencies Ethanol Renewable Diesel Credits for & after Reductions & (Scope 1 & 2) (Scope 1 & 2) Production Production Blending of Offsets Renewable Fuels (Scope 1 & 2) See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 5 Metric Tons CO e / Thousand BOE 2 Million Metric Tons CO e 2

Expanding Our Long-term Competitive Advantage with Investments in Economic Low-carbon Transportation Fuels $1.2 to $1.6 billion in Annual EBITDA from Growth Projects Visibility to Earnings Growth (expected completion / project cost) $10,500 Reinvesting capital Refining Optimization and Renewables Expansion with diversification Margin Improvement $8,892 MM $1.2 - $1.6 bn into higher growth, higher return and Average: $6,409 MM lower carbon $4,660 MM renewable fuels 2009: $1,747 MM • Pembroke Cogeneration Unit (3Q21 / $170 MM) • Diamond Pipeline Expansion (4Q21 / $100 MM) 2020: $778 MM − $1.2 to $1.6 billion in Annual EBITDA St. Charles Port Arthur Other Refining Diamond Green Other EBITDA from Contribution from Growth Projects Alkylation Unit Coker and Logistics Diesel 2 Projects in Growth Projects Execution Completed 4Q20 2023 / $975 MM Projects 4Q21 / $550 MM See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 6 Joint venture investments, including Diamond Green Diesel, reflect Valero’s ownership interest. Adjusted EBITDA Attributable to VLO Stockholders ($ in millions) 2012 – 2019 Range Projects in Execution Projects in Development Pro Forma EBITDA EBITDA ($ in millions)Expanding Our Long-term Competitive Advantage with Investments in Economic Low-carbon Transportation Fuels $1.2 to $1.6 billion in Annual EBITDA from Growth Projects Visibility to Earnings Growth (expected completion / project cost) $10,500 Reinvesting capital Refining Optimization and Renewables Expansion with diversification Margin Improvement $8,892 MM $1.2 - $1.6 bn into higher growth, higher return and Average: $6,409 MM lower carbon $4,660 MM renewable fuels 2009: $1,747 MM • Pembroke Cogeneration Unit (3Q21 / $170 MM) • Diamond Pipeline Expansion (4Q21 / $100 MM) 2020: $778 MM − $1.2 to $1.6 billion in Annual EBITDA St. Charles Port Arthur Other Refining Diamond Green Other EBITDA from Contribution from Growth Projects Alkylation Unit Coker and Logistics Diesel 2 Projects in Growth Projects Execution Completed 4Q20 2023 / $975 MM Projects 4Q21 / $550 MM See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 6 Joint venture investments, including Diamond Green Diesel, reflect Valero’s ownership interest. Adjusted EBITDA Attributable to VLO Stockholders ($ in millions) 2012 – 2019 Range Projects in Execution Projects in Development Pro Forma EBITDA EBITDA ($ in millions)

Global Low-carbon Fuel Policies Driving Demand Growth for Renewable Diesel California Renewable Diesel Consumption (million gallons) 589 Active Low-carbon Mandates Carbon Mandates 113 in Development or GHG Emissions Goal 2030 GHG Emissions Net-zero GHG Primary Transportation Fuel 2030 Liquid Fuels Goal Reduction Target Emissions Target Policy Mechanism Low Carbon Fuel Standard Reduce the carbon intensity of transportation LCFS Credit Price California 40% Net-zero by 2045 (LCFS) fuels by at least 20% (monthly average, $ per metric ton) Clean Fuel Standard (CFS) – Reduce the carbon intensity of transportation Canada 30% Net-zero by 2050 $200 enforcement expected 2022 fuels by ~13% Renewable Energy Directive II Replace 14% of transport fuels with renewable EU 40% Net-zero by 2050 (RED II) energy $100 • Oregon’s Clean Fuels Program requires a 10% carbon intensity reduction by 2025; has proposed a 25% reduction by 2035 • Washington State’s legislature has passed an LCFS that requires a 20% carbon intensity reduction by 2038 Other Policies • British Columbia and Ontario have existing low-carbon fuels policies in Place $0 • Sweden currently has a 21% GHG reduction requirement for diesel in 2020, with further reductions proposed • Finland aims for 30% of transport fuels to be biofuels by 2030 Potential • New York continues to evaluate an LCFS in order to meet its goal of reducing emissions 85% by 2050 Source: California Air Resources Board. LCFS credit Policies• New Mexico, Minnesota and other Midwest states are exploring renewables mandates price through March 2021. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 7 2014 2014 2015 2015 2016 2016 2017 2017 2018 2018 2019 2019 2020 2020 2021Global Low-carbon Fuel Policies Driving Demand Growth for Renewable Diesel California Renewable Diesel Consumption (million gallons) 589 Active Low-carbon Mandates Carbon Mandates 113 in Development or GHG Emissions Goal 2030 GHG Emissions Net-zero GHG Primary Transportation Fuel 2030 Liquid Fuels Goal Reduction Target Emissions Target Policy Mechanism Low Carbon Fuel Standard Reduce the carbon intensity of transportation LCFS Credit Price California 40% Net-zero by 2045 (LCFS) fuels by at least 20% (monthly average, $ per metric ton) Clean Fuel Standard (CFS) – Reduce the carbon intensity of transportation Canada 30% Net-zero by 2050 $200 enforcement expected 2022 fuels by ~13% Renewable Energy Directive II Replace 14% of transport fuels with renewable EU 40% Net-zero by 2050 (RED II) energy $100 • Oregon’s Clean Fuels Program requires a 10% carbon intensity reduction by 2025; has proposed a 25% reduction by 2035 • Washington State’s legislature has passed an LCFS that requires a 20% carbon intensity reduction by 2038 Other Policies • British Columbia and Ontario have existing low-carbon fuels policies in Place $0 • Sweden currently has a 21% GHG reduction requirement for diesel in 2020, with further reductions proposed • Finland aims for 30% of transport fuels to be biofuels by 2030 Potential • New York continues to evaluate an LCFS in order to meet its goal of reducing emissions 85% by 2050 Source: California Air Resources Board. LCFS credit Policies• New Mexico, Minnesota and other Midwest states are exploring renewables mandates price through March 2021. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 7 2014 2014 2015 2015 2016 2016 2017 2017 2018 2018 2019 2019 2020 2020 2021

Renewable Diesel Driving Low Carbon Results in California California LCFS Performance LCFS Credit by Fuel Type (% reduction in carbon intensity) (2020) Cost-effective 0% fuel that can be used with Electricity existing vehicles (other) Other 8% 1% -5% Electricity -7.4% Renewable (on-road charging) Does not Diesel 11% 30% require infrastructure -10% Historic Compliance Targets Biomethane investments 11% Reported % CI Reduction Future Compliance Targets -15% Over 2.5 billion gallons Biodiesel Ethanol -20% 14% consumed in 24% California -20% 80% since 2011 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 Biofuels I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 Source: California Air Resources Board. Totals may not crossfoot due to rounding. 8Renewable Diesel Driving Low Carbon Results in California California LCFS Performance LCFS Credit by Fuel Type (% reduction in carbon intensity) (2020) Cost-effective 0% fuel that can be used with Electricity existing vehicles (other) Other 8% 1% -5% Electricity -7.4% Renewable (on-road charging) Does not Diesel 11% 30% require infrastructure -10% Historic Compliance Targets Biomethane investments 11% Reported % CI Reduction Future Compliance Targets -15% Over 2.5 billion gallons Biodiesel Ethanol -20% 14% consumed in 24% California -20% 80% since 2011 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 Biofuels I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 Source: California Air Resources Board. Totals may not crossfoot due to rounding. 8

Expansion into Low-carbon Renewable Fuels Underpinned by Higher Economic Returns Renewable Diesel Capacity Renewable Diesel Realized Cash Flow Profile (million gallons per year) ($ in millions) 1,160 $1,326 million cumulative EBITDA $1,350 $791 million cumulative Capex $1,135 Cumulative EBITDA 470 $920 DGD 1 Cumulative Capex DGD 2 Cumulative Capex $705 DGD 3 Cumulative Capex Net Cumulative Cash Flow $490 (EBITDA less Capex) $725 MM Capex $275 Mix shift to 400 $60 renewable ($155) fuels should 15 ($370) $550 MM Capex 115 160 drive higher ($585) Return on ($800) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 2013 2018 2020 2021 2023 2023 Invested DGD 1 DGD 1 Expansion DGD DGD 2 DGD 3 St. Charles St. Charles Optimization St. Charles Port Arthur Capital See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 9 Diamond Green Diesel EBITDA and Capex reflects Valero’s 50% share.Expansion into Low-carbon Renewable Fuels Underpinned by Higher Economic Returns Renewable Diesel Capacity Renewable Diesel Realized Cash Flow Profile (million gallons per year) ($ in millions) 1,160 $1,326 million cumulative EBITDA $1,350 $791 million cumulative Capex $1,135 Cumulative EBITDA 470 $920 DGD 1 Cumulative Capex DGD 2 Cumulative Capex $705 DGD 3 Cumulative Capex Net Cumulative Cash Flow $490 (EBITDA less Capex) $725 MM Capex $275 Mix shift to 400 $60 renewable ($155) fuels should 15 ($370) $550 MM Capex 115 160 drive higher ($585) Return on ($800) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 2013 2018 2020 2021 2023 2023 Invested DGD 1 DGD 1 Expansion DGD DGD 2 DGD 3 St. Charles St. Charles Optimization St. Charles Port Arthur Capital See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 9 Diamond Green Diesel EBITDA and Capex reflects Valero’s 50% share.

RENEWABLE DIESEL A Vehicle Running on Renewable Diesel Emits A DROP-IN FUEL Over 40% Fewer Emissions than an Electric Vehicle U.S. Light-Duty Vehicle Life Cycle Emissions U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions A single light-duty vehicle Argonne National Laboratory (DOE) Study Southwest Research Institute Study running on renewable diesel emits 29 tons less CO 2 Battery Electric Vehicle g CO /mile Tons CO Fuel 2 2 emissions than an electric Feedstock Diesel Engine with Renewable Diesel “Zero emissions” 400 1,200 vehicle, an amount equal to vehicles are not 49% fewer Vehicle Manufacturing zero emissions 350 emissions than planting 435 trees* 1,000 an EV after 40% fewer 300 1,000,000 emissions A single heavy-duty long-haul miles traveled DGD’s 800 than an EV 250 vehicle running on renewable renewable diesel emits even fewer diesel emits 561 tons less 200 600 emissions CO emissions than an 2 150 400 electric vehicle, an amount 100 equal to planting 8,482 200 trees* 50 0 0 Embedded 500,000 Miles 1,000,000 Miles Battery Electric Di Die es se ell En Eng giin ne e w wiith th Di Di e e ss e e l lEn En gg in in e e w w ith ith 0 Miles Traveled 500,000 Miles 1,000,000 Miles Vehicle Renewable Diesel Renewable Diesel Renewable Diesel Renewable Diesel Emissions Traveled Traveled Traveled Traveled (soybean-based) (waste oil-based) (soybean-based) (waste oil-based) (zero miles traveled) *Estimated based on EPA’s GHG Equivalencies calculator for urban tree seedlings grown for ten years. Source: Argonne National Laboratory (DOE) and Southwest Research Institute. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 10 See slides 23-24 for notes regarding this slide.RENEWABLE DIESEL A Vehicle Running on Renewable Diesel Emits A DROP-IN FUEL Over 40% Fewer Emissions than an Electric Vehicle U.S. Light-Duty Vehicle Life Cycle Emissions U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions A single light-duty vehicle Argonne National Laboratory (DOE) Study Southwest Research Institute Study running on renewable diesel emits 29 tons less CO 2 Battery Electric Vehicle g CO /mile Tons CO Fuel 2 2 emissions than an electric Feedstock Diesel Engine with Renewable Diesel “Zero emissions” 400 1,200 vehicle, an amount equal to vehicles are not 49% fewer Vehicle Manufacturing zero emissions 350 emissions than planting 435 trees* 1,000 an EV after 40% fewer 300 1,000,000 emissions A single heavy-duty long-haul miles traveled DGD’s 800 than an EV 250 vehicle running on renewable renewable diesel emits even fewer diesel emits 561 tons less 200 600 emissions CO emissions than an 2 150 400 electric vehicle, an amount 100 equal to planting 8,482 200 trees* 50 0 0 Embedded 500,000 Miles 1,000,000 Miles Battery Electric Di Die es se ell En Eng giin ne e w wiith th Di Di e e ss e e l lEn En gg in in e e w w ith ith 0 Miles Traveled 500,000 Miles 1,000,000 Miles Vehicle Renewable Diesel Renewable Diesel Renewable Diesel Renewable Diesel Emissions Traveled Traveled Traveled Traveled (soybean-based) (waste oil-based) (soybean-based) (waste oil-based) (zero miles traveled) *Estimated based on EPA’s GHG Equivalencies calculator for urban tree seedlings grown for ten years. Source: Argonne National Laboratory (DOE) and Southwest Research Institute. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 10 See slides 23-24 for notes regarding this slide.

Applying our Our Competitive Advantage with liquid fuels Diamond Green Diesel (DGD) manufacturing DGD is Designed to Process Low Carbon expertise to Feedstocks for Higher Product Value optimize our Carbon Intensity (g CO e / MJ) $1.86 2 $1.68 $1.55 LCFS credit value ($ per gallon) renewable $0.87 100 81 diesel 58 32 27 20 business Used Cooking Oil Distillers Corn Oil Animal Fats Soybean Oil Grid Electricity Diesel Higher EBITDA Margin $2.77 (adjusted EBITDA per gallon) Valero (DGD) $2.34 $2.25 $2.24 $2.19 $2.18 Renewable Diesel Peer $1.62 $1.58 $1.53 $1.13 $1.09 $0.93 $0.95 $0.47 2015 2016 2017 2018 2019 2020 1Q21 Source: Company reports and California Air Resources Board. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 11 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures.Applying our Our Competitive Advantage with liquid fuels Diamond Green Diesel (DGD) manufacturing DGD is Designed to Process Low Carbon expertise to Feedstocks for Higher Product Value optimize our Carbon Intensity (g CO e / MJ) $1.86 2 $1.68 $1.55 LCFS credit value ($ per gallon) renewable $0.87 100 81 diesel 58 32 27 20 business Used Cooking Oil Distillers Corn Oil Animal Fats Soybean Oil Grid Electricity Diesel Higher EBITDA Margin $2.77 (adjusted EBITDA per gallon) Valero (DGD) $2.34 $2.25 $2.24 $2.19 $2.18 Renewable Diesel Peer $1.62 $1.58 $1.53 $1.13 $1.09 $0.93 $0.95 $0.47 2015 2016 2017 2018 2019 2020 1Q21 Source: Company reports and California Air Resources Board. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 11 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures.

Developing Economic Paths to Further Reduce the Carbon Intensity of Our Products • Partnering with BlackRock and Navigator for a large-scale carbon capture and storage project − 1,200 mile pipeline is expected to span across five Midwest states − Valero is expected to be the anchor shipper with eight of its ethanol plants connected to the carbon capture pipeline − Navigator is expected to lead the construction and operations of the system, with operations anticipated to begin late 2024 • Project driven by strong economic returns (1) − 45Q Tax Credit of $50 per metric ton of CO captured and stored 2 − Approximately 50 cents per gallon uplift on the lower carbon intensity ethanol in LCFS markets Map is indicative only. Exact pipeline route subject to change following the conclusion of Open Season. (1) Typical CO production from ethanol plants is 0.003 metric tons per gallon of ethanol produced. 2 Growth Through Innovation in Renewables Increasing Renewable Advancing Renewable Developing Sustainable Developing Renewable Evaluating additional Carbon Diesel production Naphtha production Aviation Fuel (SAF) Hydrogen Sequestration opportunities I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 12Developing Economic Paths to Further Reduce the Carbon Intensity of Our Products • Partnering with BlackRock and Navigator for a large-scale carbon capture and storage project − 1,200 mile pipeline is expected to span across five Midwest states − Valero is expected to be the anchor shipper with eight of its ethanol plants connected to the carbon capture pipeline − Navigator is expected to lead the construction and operations of the system, with operations anticipated to begin late 2024 • Project driven by strong economic returns (1) − 45Q Tax Credit of $50 per metric ton of CO captured and stored 2 − Approximately 50 cents per gallon uplift on the lower carbon intensity ethanol in LCFS markets Map is indicative only. Exact pipeline route subject to change following the conclusion of Open Season. (1) Typical CO production from ethanol plants is 0.003 metric tons per gallon of ethanol produced. 2 Growth Through Innovation in Renewables Increasing Renewable Advancing Renewable Developing Sustainable Developing Renewable Evaluating additional Carbon Diesel production Naphtha production Aviation Fuel (SAF) Hydrogen Sequestration opportunities I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 12

SIZE, SCALE AND GLOBAL REACH LOWEST COST PRODUCER DISCIPLINED INVESTMENTS EXTENSIVE CONNECTIVITY AND GLOBAL OPTIMIZATION TOP QUARTILE OPERATIONS GROWTH WITH LOWER VOLATILITY PREMIER REFINING PORTFOLIO THAT IS RESILIENT EVEN IN A CARBON-CONSTRAINED SCENARIO Long-term, SIZE, SCALE AND GLOBAL REACH sustainable global operations support optimization of high complexity coastal system operational flexibility to ratable wholesale supply of competitive product exports with extensive connectivity to process a wide range of 1.2 million barrels per day or advantage inland and imported crudes feedstocks over 50% of our light products one of the largest light products importers into Mexico $2,213 Highest LOWEST COST PRODUCER WHILE ACHIEVING TOP QUARTILE OPERATIONS Free Cash Flow safety and reliability are imperative top quartile mechanical availability access to cheap natural gas and a deep pool within Peer for profitability minimizes unplanned downtime and costs of skilled labor on the U.S. Gulf Coast Group INVESTMENTS IN EFFICIENCY, MARKET EXPANSION AND HIGHER MARGIN CAPTURE Peer Range reducing cost and improving margin improving feedstock flexibility, cost and growing market share into higher netback Average Free Cash Flow capture crude quality markets 2012 – 2020 • Wilmington and Pembroke cogens • Diamond, Sunrise and Red River pipelines• Central Texas pipelines and terminals $0 • St. Charles and Port Arthur hydrocrackers• connectivity in Corpus Christi • Pasadena terminal • Port Arthur coker• Line 9 into Quebec• expansion into Latin America with ($ in millions) • Houston and St. Charles alkylation units• Houston and Corpus Christi toppers investments in Mexico and Peru See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 13 Peer group includes PSX, MPC, HFC, and PBF.SIZE, SCALE AND GLOBAL REACH LOWEST COST PRODUCER DISCIPLINED INVESTMENTS EXTENSIVE CONNECTIVITY AND GLOBAL OPTIMIZATION TOP QUARTILE OPERATIONS GROWTH WITH LOWER VOLATILITY PREMIER REFINING PORTFOLIO THAT IS RESILIENT EVEN IN A CARBON-CONSTRAINED SCENARIO Long-term, SIZE, SCALE AND GLOBAL REACH sustainable global operations support optimization of high complexity coastal system operational flexibility to ratable wholesale supply of competitive product exports with extensive connectivity to process a wide range of 1.2 million barrels per day or advantage inland and imported crudes feedstocks over 50% of our light products one of the largest light products importers into Mexico $2,213 Highest LOWEST COST PRODUCER WHILE ACHIEVING TOP QUARTILE OPERATIONS Free Cash Flow safety and reliability are imperative top quartile mechanical availability access to cheap natural gas and a deep pool within Peer for profitability minimizes unplanned downtime and costs of skilled labor on the U.S. Gulf Coast Group INVESTMENTS IN EFFICIENCY, MARKET EXPANSION AND HIGHER MARGIN CAPTURE Peer Range reducing cost and improving margin improving feedstock flexibility, cost and growing market share into higher netback Average Free Cash Flow capture crude quality markets 2012 – 2020 • Wilmington and Pembroke cogens • Diamond, Sunrise and Red River pipelines• Central Texas pipelines and terminals $0 • St. Charles and Port Arthur hydrocrackers• connectivity in Corpus Christi • Pasadena terminal • Port Arthur coker• Line 9 into Quebec• expansion into Latin America with ($ in millions) • Houston and St. Charles alkylation units• Houston and Corpus Christi toppers investments in Mexico and Peru See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 13 Peer group includes PSX, MPC, HFC, and PBF.

Investments in Safety and Reliability reliability have contributed to are Imperative for Profitability operations excellence In 2020, we delivered our best year ever on safety performance and had the lowest number of environmental events in company history Personnel Safety Tier 1 Process Safety (three-year rolling averages) 0.19 0.90 Valero Industry 0.68 0.40 0.06 0.23 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Improvement Versus Industry Benchmarks Leads to Greater Margin Capture, Lower Operating Expenses and Better Efficiency st 1 Quartile 2018 nd 2 Quartile rd 3 Quartile 2008 th 4 Quartile Personnel Index Maintenance Index Non-Energy Cash Opex I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 See slides 23-24 for notes regarding this slide. 14 Total Recordable Incident Rate (TRIR) Process Safety Event RateInvestments in Safety and Reliability reliability have contributed to are Imperative for Profitability operations excellence In 2020, we delivered our best year ever on safety performance and had the lowest number of environmental events in company history Personnel Safety Tier 1 Process Safety (three-year rolling averages) 0.19 0.90 Valero Industry 0.68 0.40 0.06 0.23 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Improvement Versus Industry Benchmarks Leads to Greater Margin Capture, Lower Operating Expenses and Better Efficiency st 1 Quartile 2018 nd 2 Quartile rd 3 Quartile 2008 th 4 Quartile Personnel Index Maintenance Index Non-Energy Cash Opex I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 See slides 23-24 for notes regarding this slide. 14 Total Recordable Incident Rate (TRIR) Process Safety Event Rate

Increased Refinery Availability Has Driven Valero to be the Lowest Cost Producer Improvement in Mechanical Availability Refining Cash Operating Expenses Versus Industry Benchmarks Per Barrel of Throughput (excludes turnaround and D&A expenses) Peer Range $7.00 st 1 Quartile 2018 2018 nd 2 Quartile 2008 2008 rd 3 Quartile th 4 Quartile $3.00 2010 2012 2014 2016 2018 2020 Mechanical Availability See slides 23-24 for notes regarding this slide. Peer group includes PSX, MPC, HFC, and PBF. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 15Increased Refinery Availability Has Driven Valero to be the Lowest Cost Producer Improvement in Mechanical Availability Refining Cash Operating Expenses Versus Industry Benchmarks Per Barrel of Throughput (excludes turnaround and D&A expenses) Peer Range $7.00 st 1 Quartile 2018 2018 nd 2 Quartile 2008 2008 rd 3 Quartile th 4 Quartile $3.00 2010 2012 2014 2016 2018 2020 Mechanical Availability See slides 23-24 for notes regarding this slide. Peer group includes PSX, MPC, HFC, and PBF. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 15

Refining Business Generates Significant Cash to Support Growth and Stockholder Returns Sources and Uses of Cash – Cumulative Five Years: December 31, 2014 to December 31, 2019 ($ in billions) Sources of Cash Uses of Cash $1.1 $13.1 $25.8 Sustaining capital ($7.8) Growth capital ($4.1) Acquisitions ($1.2) $14.1 Dividends ($6.1) Buybacks ($8.0) $3.7 $2.6 ($0.8) Cash and Cash Equivalents Net Cash Provided by Other Financing Capital Investments Stockholder Returns Other Cash and Cash Equivalents December 31, 2014 Operating Activities Activities Attributable to Valero December 31, 2019 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 16Refining Business Generates Significant Cash to Support Growth and Stockholder Returns Sources and Uses of Cash – Cumulative Five Years: December 31, 2014 to December 31, 2019 ($ in billions) Sources of Cash Uses of Cash $1.1 $13.1 $25.8 Sustaining capital ($7.8) Growth capital ($4.1) Acquisitions ($1.2) $14.1 Dividends ($6.1) Buybacks ($8.0) $3.7 $2.6 ($0.8) Cash and Cash Equivalents Net Cash Provided by Other Financing Capital Investments Stockholder Returns Other Cash and Cash Equivalents December 31, 2014 Operating Activities Activities Attributable to Valero December 31, 2019 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 16

Disciplined Capital Management is a Constant in Our Strategy 1 Maintain Strong Balance Sheet Maintain investment grade credit rating Target 20% to 30% net debt-to-cap ratio 2 Non-discretionary Sustaining Capex Dividend • Target approximately $1.5 billion annually• Commitment to stockholders • Key to safe and reliable operations • Targeting a sustainable and growing dividend with a payout that is at the high end of our peer group 3 Discretionary Growth Capex Acquisitions Buybacks • 25% after-tax IRR hurdle rate for projects• Evaluate versus alternative uses of cash• Targeting an annual payout ratio between 40% and 50% of adjusted net cash • Refining projects focused on operating cost provided by operating activities control, market expansion and margin improvement• Stock buyback program consists of ratable and opportunistic purchases • Renewable fuels expansion I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 See slides 23-24 for notes regarding this slide. 17Disciplined Capital Management is a Constant in Our Strategy 1 Maintain Strong Balance Sheet Maintain investment grade credit rating Target 20% to 30% net debt-to-cap ratio 2 Non-discretionary Sustaining Capex Dividend • Target approximately $1.5 billion annually• Commitment to stockholders • Key to safe and reliable operations • Targeting a sustainable and growing dividend with a payout that is at the high end of our peer group 3 Discretionary Growth Capex Acquisitions Buybacks • 25% after-tax IRR hurdle rate for projects• Evaluate versus alternative uses of cash• Targeting an annual payout ratio between 40% and 50% of adjusted net cash • Refining projects focused on operating cost provided by operating activities control, market expansion and margin improvement• Stock buyback program consists of ratable and opportunistic purchases • Renewable fuels expansion I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 See slides 23-24 for notes regarding this slide. 17

Demonstrated Discipline in Capital Allocation Estimated Capital Investments Attributable to Valero Annual Capital Investments Attributable to Valero ($ billion) $2.0 Billion for 2021 $3.4 Sustaining Growth Steady investments $2.8 Sustaining Renewables $2.7 to maintain a safe 60% 40% >50% $2.6 $2.6 Growth Other Growth and reliable $2.4 $1.8 $2.2 asset base and $0.7 $0.9 $2.0 $2.0 $1.4 $2.0 enhance the $1.5 $1.0 margin $0.9 Total Capital Investments Growth Capital Investments $0.6 Attributable to Valero Attributable to Valero $0.9 capability of our portfolio Sustaining Capex as a percentage of Depreciation and Amortization >100% $1.9 $1.7 $1.5 $1.5 $1.4 $1.4 $1.3 $1.2 Over 50% of $1.1 76% Steady investments to growth capex is improve portfolio efficiency allocated to renewables 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2012 2019 Sustaining includes costs for turnarounds and catalysts and regulatory compliance. Growth includes joint-venture investments but excludes acquisitions. Sustaining and growth excludes 50% of DGD’s sustaining and growth capex attributable to our joint venture partner and those related to other variable interest entities. Renewables reflects DGD and ethanol. See slides 43-53 for non-GAAP disclosures. Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 18Demonstrated Discipline in Capital Allocation Estimated Capital Investments Attributable to Valero Annual Capital Investments Attributable to Valero ($ billion) $2.0 Billion for 2021 $3.4 Sustaining Growth Steady investments $2.8 Sustaining Renewables $2.7 to maintain a safe 60% 40% >50% $2.6 $2.6 Growth Other Growth and reliable $2.4 $1.8 $2.2 asset base and $0.7 $0.9 $2.0 $2.0 $1.4 $2.0 enhance the $1.5 $1.0 margin $0.9 Total Capital Investments Growth Capital Investments $0.6 Attributable to Valero Attributable to Valero $0.9 capability of our portfolio Sustaining Capex as a percentage of Depreciation and Amortization >100% $1.9 $1.7 $1.5 $1.5 $1.4 $1.4 $1.3 $1.2 Over 50% of $1.1 76% Steady investments to growth capex is improve portfolio efficiency allocated to renewables 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2012 2019 Sustaining includes costs for turnarounds and catalysts and regulatory compliance. Growth includes joint-venture investments but excludes acquisitions. Sustaining and growth excludes 50% of DGD’s sustaining and growth capex attributable to our joint venture partner and those related to other variable interest entities. Renewables reflects DGD and ethanol. See slides 43-53 for non-GAAP disclosures. Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 18

Delivering on Our Commitment of Cash Returns to Stockholders Annual Dividend Per Share and Weighted Average Stockholder Annual Dividend Shares Outstanding (2) Returns Yield as a Percentage Relative to 2012 556 million Delivering cash S&P 500 1.4% Payout Ratio: shares returns through 11% 30% 31% 54% 65% 63% 56% 47% 184% 4.8% 100% 99% 95% sustainable $3.7 Energy 4.0% 90% 407 million dividend Utilities 3.1% 83% shares $3.1 80% 77% ($ billion) Real Estate 2.6% 74% 73% growth and 73% $2.6 Cons. Buybacks $2.4 WASO 2.5% Staples discretionary $2.3 Dividend/share Dividends $3.92 $3.92 $2.8 $1.7 Materials 1.7% $3.60 $1.9 buybacks $1.8 $1.4 $0.8 $3.20 1.6% $1.3 Financials $0.2 $1.4 $2.80 Health Care 1.6% $2.40 $1.3 1.3% Industrials $0.9 $1.70 $0.6 $1.6 $1.5 $1.4 $1.2 Tech 0.9% $1.1 $0.3 $1.05 $0.8 $0.85 $0.6 $0.5 Cons. Disc. 0.8% $0.65 $0.4 Comm. (1) 0.7% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Services Source: Bloomberg as of May 14, 2021. See slides 43-53 for non-GAAP disclosures. Totals may not crossfoot due to rounding. (1) 2021 weighted average shares outstanding through March 31, 2021. Dividend per share annualized based on most recent quarterly dividend. (2) Dividend yield for sectors reflects the Index Yield of the respective SPDR exchange-traded fund (ETF). I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 19Delivering on Our Commitment of Cash Returns to Stockholders Annual Dividend Per Share and Weighted Average Stockholder Annual Dividend Shares Outstanding (2) Returns Yield as a Percentage Relative to 2012 556 million Delivering cash S&P 500 1.4% Payout Ratio: shares returns through 11% 30% 31% 54% 65% 63% 56% 47% 184% 4.8% 100% 99% 95% sustainable $3.7 Energy 4.0% 90% 407 million dividend Utilities 3.1% 83% shares $3.1 80% 77% ($ billion) Real Estate 2.6% 74% 73% growth and 73% $2.6 Cons. Buybacks $2.4 WASO 2.5% Staples discretionary $2.3 Dividend/share Dividends $3.92 $3.92 $2.8 $1.7 Materials 1.7% $3.60 $1.9 buybacks $1.8 $1.4 $0.8 $3.20 1.6% $1.3 Financials $0.2 $1.4 $2.80 Health Care 1.6% $2.40 $1.3 1.3% Industrials $0.9 $1.70 $0.6 $1.6 $1.5 $1.4 $1.2 Tech 0.9% $1.1 $0.3 $1.05 $0.8 $0.85 $0.6 $0.5 Cons. Disc. 0.8% $0.65 $0.4 Comm. (1) 0.7% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Services Source: Bloomberg as of May 14, 2021. See slides 43-53 for non-GAAP disclosures. Totals may not crossfoot due to rounding. (1) 2021 weighted average shares outstanding through March 31, 2021. Dividend per share annualized based on most recent quarterly dividend. (2) Dividend yield for sectors reflects the Index Yield of the respective SPDR exchange-traded fund (ETF). I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 19

Demonstrated Lower Volatility in Earnings and Free Cash Flow Volatility S&P 500 Free Cash Flow Volatility and Return Profile Average Free Cash Flow 2012 – 2020 2012 – 2020 2012 – 2020 Valero has Refining Peer Range 10% BEST demonstrated Valero Financials lower $2,213 8% Communication volatility in 8% Services Information Refining Peers earnings and Technology 6% Industrials free cash flow Consumer Health Discretionary than other Care 4% Materials Consumer refiners, Staples Oil Majors integrated energy 2% companies and most S&P 500 Energy 0% sectors Utilities Real Estate $0 0% WORST -2% 56% 0% 100% 200% 300% 400% 78% 87% Free Cash Flow Volatility $ Millions % of Average Free Cash Adjusted EBITDA Market Cap Flow EPS Source: Bloomberg and company reports. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 20 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. Average TTM Free Cash Flow as a % of Market CapDemonstrated Lower Volatility in Earnings and Free Cash Flow Volatility S&P 500 Free Cash Flow Volatility and Return Profile Average Free Cash Flow 2012 – 2020 2012 – 2020 2012 – 2020 Valero has Refining Peer Range 10% BEST demonstrated Valero Financials lower $2,213 8% Communication volatility in 8% Services Information Refining Peers earnings and Technology 6% Industrials free cash flow Consumer Health Discretionary than other Care 4% Materials Consumer refiners, Staples Oil Majors integrated energy 2% companies and most S&P 500 Energy 0% sectors Utilities Real Estate $0 0% WORST -2% 56% 0% 100% 200% 300% 400% 78% 87% Free Cash Flow Volatility $ Millions % of Average Free Cash Adjusted EBITDA Market Cap Flow EPS Source: Bloomberg and company reports. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 20 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. Average TTM Free Cash Flow as a % of Market Cap

Valero’s Positioning Relative to the S&P 500 Index Dividend Yield VLO 4.8% Growth Value Balance Sheet Compelling Dividend Yield Company B (≥3% Annualized dividend yield) 3.9% Company 2 Premier Refining 278% 4.8% portfolio that is Company C 3.7% Company 3 Competitive EBITDA Growth resilient even in a Company D 3.3% (≥10% Consensus CAGR for Company 4 carbon-constrained 2020A - 2022E) scenario Company E Company 5 3.3% Company F Company 6 3.0% ($ billion) Lowest cost producer High Stockholder Return A/R Facility Cash (≥10% 5-YR Average ROIC & $1.0 $2.0 Positive TSR since 2014) Growth through innovation in $8.0 billion Renewables in available Investment Grade (BBB- / Baa3) liquidity Committed to Stockholder returns with a target payout ratio of 40% to 50% Credit Facilities Large Cap $4.9 (Market cap ≥$10 billion) Comprehensive 7.1x roadmap to reduce emissions through investments in Board Conse nsus EBIT DA Dividend Yield 202 2 EV / E BITDA Growth 2 020-2022 CAGR Multiple S&P 500 approved projects Consensus EBITDA Dividend EV / 2022E Valero Liquidity (As of March 31, 2021) CAGR Yield EBITDA 2020A - 2022E 500 Source Bloomberg as of May 14, 2021. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 21 See slides 23-24 for notes regarding this slide. Totals may not crossfoot due to rounding. th rd nd st 4 Quartile 3 Quartile 2 Quartile 1 QuartileValero’s Positioning Relative to the S&P 500 Index Dividend Yield VLO 4.8% Growth Value Balance Sheet Compelling Dividend Yield Company B (≥3% Annualized dividend yield) 3.9% Company 2 Premier Refining 278% 4.8% portfolio that is Company C 3.7% Company 3 Competitive EBITDA Growth resilient even in a Company D 3.3% (≥10% Consensus CAGR for Company 4 carbon-constrained 2020A - 2022E) scenario Company E Company 5 3.3% Company F Company 6 3.0% ($ billion) Lowest cost producer High Stockholder Return A/R Facility Cash (≥10% 5-YR Average ROIC & $1.0 $2.0 Positive TSR since 2014) Growth through innovation in $8.0 billion Renewables in available Investment Grade (BBB- / Baa3) liquidity Committed to Stockholder returns with a target payout ratio of 40% to 50% Credit Facilities Large Cap $4.9 (Market cap ≥$10 billion) Comprehensive 7.1x roadmap to reduce emissions through investments in Board Conse nsus EBIT DA Dividend Yield 202 2 EV / E BITDA Growth 2 020-2022 CAGR Multiple S&P 500 approved projects Consensus EBITDA Dividend EV / 2022E Valero Liquidity (As of March 31, 2021) CAGR Yield EBITDA 2020A - 2022E 500 Source Bloomberg as of May 14, 2021. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 21 See slides 23-24 for notes regarding this slide. Totals may not crossfoot due to rounding. th rd nd st 4 Quartile 3 Quartile 2 Quartile 1 Quartile

Appendix Contents Topic Slide Notes 23-24 VLO Guidance 25 Environmental, Social and Governance (ESG) 26-27 Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent 28 Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent 29 Global Optimization of Operations and Product Exports 30-32 Ratable Global Wholesale Supply and Growth in Mexico 33 Valero’s Logistics Assets 34 Ethanol 35 Projects in Execution Phase or Recently Completed 36-39 Refining Capacity and Nelson Complexity 40 Now vs. Then – A Shift in Valuation 41 Electric Vehicle (EV) Myth: Zero Emissions 42 Non-GAAP Disclosures 43-53 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 22Appendix Contents Topic Slide Notes 23-24 VLO Guidance 25 Environmental, Social and Governance (ESG) 26-27 Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent 28 Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent 29 Global Optimization of Operations and Product Exports 30-32 Ratable Global Wholesale Supply and Growth in Mexico 33 Valero’s Logistics Assets 34 Ethanol 35 Projects in Execution Phase or Recently Completed 36-39 Refining Capacity and Nelson Complexity 40 Now vs. Then – A Shift in Valuation 41 Electric Vehicle (EV) Myth: Zero Emissions 42 Non-GAAP Disclosures 43-53 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 22

Notes Payout Ratio Payout Ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. Light Products Light products is the combined volume of gasoline and distillate. Gasoline volume includes blendstocks and distillate volume includes ULSD, jet fuel, kerosene, and ULSK. Slide 5 Valero’s Sustainable Accounting Standards Board (SASB) Report aligns its performance data with the recommendations of the SASB framework in the Oil and Gas – Refining and Marketing industry standard. A copy of Valero’s SASB report and related disclosures can be found on Valero’s investor relations website at Investorvalero.com. Slide 6 and Slide 36 Amounts shown represent targeted EBITDA growth. Valero is unable to provide a reconciliation of such forward-looking targets because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of its control, including with respect to unknown financing terms, project timing and costs, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. Slide 10 U.S. Light-Duty Vehicle Life Cycle Emissions study conducted by Argonne National Laboratory (DOE) – “Cradle-to-Grave Lifecycle Analysis of U.S. Light-Duty Vehicle-Fuel Pathways: A Greenhouse Gas Emissions and Economic Assessment of Current (2015) and Future (2025-2030) Technologies.” Study focused on the midsize sedan, assumed 15 year vehicle life, renewable diesel emissions are based on 100% renewable diesel blend, electricity based on 2014 EIA average mix, no battery replacement for 210 mile range electric vehicle, DGD waste oil feedstock CI’s have at least 40% less emissions than soybean based renewable diesel. U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions study conducted by Southwest Research Institute – “Class 8 Truck Life Cycle Analysis” (2020). Class 8 heavy-duty truck with a one-million mile (~15 years) lifetime; electric truck with a 500-mile battery range, electricity based on GREET Distributed U.S. Mix Variable 2020-2035, no battery replacement; 15L diesel engine running on 100% renewable diesel, renewable diesel carbon intensity based on CARB’s 2019 LCFS Quarterly Data Summary. Slide 11 California LCFS credit values are for 2021, assuming $200 per metric ton carbon price. Renewable diesel peer reflects Neste Corporation. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 23Notes Payout Ratio Payout Ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. Light Products Light products is the combined volume of gasoline and distillate. Gasoline volume includes blendstocks and distillate volume includes ULSD, jet fuel, kerosene, and ULSK. Slide 5 Valero’s Sustainable Accounting Standards Board (SASB) Report aligns its performance data with the recommendations of the SASB framework in the Oil and Gas – Refining and Marketing industry standard. A copy of Valero’s SASB report and related disclosures can be found on Valero’s investor relations website at Investorvalero.com. Slide 6 and Slide 36 Amounts shown represent targeted EBITDA growth. Valero is unable to provide a reconciliation of such forward-looking targets because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of its control, including with respect to unknown financing terms, project timing and costs, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. Slide 10 U.S. Light-Duty Vehicle Life Cycle Emissions study conducted by Argonne National Laboratory (DOE) – “Cradle-to-Grave Lifecycle Analysis of U.S. Light-Duty Vehicle-Fuel Pathways: A Greenhouse Gas Emissions and Economic Assessment of Current (2015) and Future (2025-2030) Technologies.” Study focused on the midsize sedan, assumed 15 year vehicle life, renewable diesel emissions are based on 100% renewable diesel blend, electricity based on 2014 EIA average mix, no battery replacement for 210 mile range electric vehicle, DGD waste oil feedstock CI’s have at least 40% less emissions than soybean based renewable diesel. U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions study conducted by Southwest Research Institute – “Class 8 Truck Life Cycle Analysis” (2020). Class 8 heavy-duty truck with a one-million mile (~15 years) lifetime; electric truck with a 500-mile battery range, electricity based on GREET Distributed U.S. Mix Variable 2020-2035, no battery replacement; 15L diesel engine running on 100% renewable diesel, renewable diesel carbon intensity based on CARB’s 2019 LCFS Quarterly Data Summary. Slide 11 California LCFS credit values are for 2021, assuming $200 per metric ton carbon price. Renewable diesel peer reflects Neste Corporation. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 23

Notes Slide 14 Industry Total Recordable Incident Rate (TRIR) from U.S. Bureau of Labor Statistics. Valero TRIR includes refining employee and contractor data. Tier 1 three-year rolling averages of refining process safety events per 200,000 work hours. Tier 1 defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 15 Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Valero’s refining operations typically consume approximately 905,000 MMBtu/day of natural gas, of which 66% is operating expense and the balance is cost of goods sold. Slide 17 Targeted net debt-to-cap ratio based on total debt reduced by balance sheet cash. Peer group includes PSX, MPC, HFC, and PBF. Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. Slide 20 Free cash flow is defined as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. Average free cash flow reflects 2012 through the most recent annual filing. Average free cash flow for PBF reflects years 2013 to 2020 due to its December 2012 IPO. Volatility expressed as coefficient of variance, or the standard deviation divided by the mean, of the respective metric on a quarterly basis from the first quarter of 2012 through the fourth quarter of 2020. EBITDA is defined as net income (loss) plus income tax, net interest and depreciation and amortization. Refining peer group includes PSX, MPC, HFC, and PBF. Oil majors include XOM, CVX, COP and EOG. Slide 21 TSR from December 31, 2014 through May 14, 2021 includes stock price appreciation and dividends paid. EV / EBITDA based on 2022 consensus estimates. Slide 29 Ranges represent average quarterly minimums and maximums of each feedstock category as a % of total feedstock. Ranges for monthly averages are wider. Slide 31 VLO U.S. product exports reflect Valero’s actual U.S. gasoline and distillate export volumes. Distillate volume includes diesel, jet fuel and ULSK. Map shows destinations for products exported from Valero’s refineries in the U.S., Canada and the U.K. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 24Notes Slide 14 Industry Total Recordable Incident Rate (TRIR) from U.S. Bureau of Labor Statistics. Valero TRIR includes refining employee and contractor data. Tier 1 three-year rolling averages of refining process safety events per 200,000 work hours. Tier 1 defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 15 Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Valero’s refining operations typically consume approximately 905,000 MMBtu/day of natural gas, of which 66% is operating expense and the balance is cost of goods sold. Slide 17 Targeted net debt-to-cap ratio based on total debt reduced by balance sheet cash. Peer group includes PSX, MPC, HFC, and PBF. Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. Slide 20 Free cash flow is defined as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. Average free cash flow reflects 2012 through the most recent annual filing. Average free cash flow for PBF reflects years 2013 to 2020 due to its December 2012 IPO. Volatility expressed as coefficient of variance, or the standard deviation divided by the mean, of the respective metric on a quarterly basis from the first quarter of 2012 through the fourth quarter of 2020. EBITDA is defined as net income (loss) plus income tax, net interest and depreciation and amortization. Refining peer group includes PSX, MPC, HFC, and PBF. Oil majors include XOM, CVX, COP and EOG. Slide 21 TSR from December 31, 2014 through May 14, 2021 includes stock price appreciation and dividends paid. EV / EBITDA based on 2022 consensus estimates. Slide 29 Ranges represent average quarterly minimums and maximums of each feedstock category as a % of total feedstock. Ranges for monthly averages are wider. Slide 31 VLO U.S. product exports reflect Valero’s actual U.S. gasoline and distillate export volumes. Distillate volume includes diesel, jet fuel and ULSK. Map shows destinations for products exported from Valero’s refineries in the U.S., Canada and the U.K. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 24

VLO Guidance (1) 2Q21 • Throughput (MBPD) – U.S. Gulf Coast 1,650 to 1,700 – U.S. Mid-Continent 430 to 450 – North Atlantic 340 to 360 – U.S. West Coast 250 to 270 • Refining cash operating expense per barrel of throughput $4.20 • Ethanol – Production (millions of gallons per day) 4.1 – Operating expense per gallon of production $0.38 • Cash opex $0.33 • Non-cash opex $0.05 • Depreciation and amortization expense ($MM) $590 • Net interest expense ($MM) $150 (1) Full Year 2021 • Renewable Diesel – Sales volume (thousands of gallons per day) 1,000 – Operating expense per gallon of production $0.50 • Cash opex $0.35 • Non-cash opex $0.15 (2) • Payout ratio of adjusted net cash provided by operating activities 40 to 50% • General and administrative expense ($MM) $850 • Annual capital investments attributable to Valero ($MM) $2,000 – Sustaining 60% – Growth 40% • Valero received a cash federal income tax refund of $962 million in May 2021 (1) Unless otherwise stated, guidance as provided on the 1Q21 earnings call and is included here for informational purposes only. (2) Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 25VLO Guidance (1) 2Q21 • Throughput (MBPD) – U.S. Gulf Coast 1,650 to 1,700 – U.S. Mid-Continent 430 to 450 – North Atlantic 340 to 360 – U.S. West Coast 250 to 270 • Refining cash operating expense per barrel of throughput $4.20 • Ethanol – Production (millions of gallons per day) 4.1 – Operating expense per gallon of production $0.38 • Cash opex $0.33 • Non-cash opex $0.05 • Depreciation and amortization expense ($MM) $590 • Net interest expense ($MM) $150 (1) Full Year 2021 • Renewable Diesel – Sales volume (thousands of gallons per day) 1,000 – Operating expense per gallon of production $0.50 • Cash opex $0.35 • Non-cash opex $0.15 (2) • Payout ratio of adjusted net cash provided by operating activities 40 to 50% • General and administrative expense ($MM) $850 • Annual capital investments attributable to Valero ($MM) $2,000 – Sustaining 60% – Growth 40% • Valero received a cash federal income tax refund of $962 million in May 2021 (1) Unless otherwise stated, guidance as provided on the 1Q21 earnings call and is included here for informational purposes only. (2) Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 25

We are Committed to Protecting the Environment ENVIRONMENTAL E Environmental Recycling, Reusing, Management Systems Carbon Capture Reduction of GHG Emissions Reclaiming, and Reducing A proprietary systematic Targeting to reduce and approach, Commitment To In 2019, we recycled more than Our Port Arthur refinery offset 63% of global refining Excellence Management 17 times the amount of fresh became the first System (CTEMS), adheres GHG emissions by 2025 water consumed in refining industrial site in the to a “plan-do-check-act” operations U.S. to host a large scale model to achieve Cogeneration systems carbon capture project, excellence, driving safe, offset enough to power 50 megawatt wind farm avoided with more than one million reliable and predictable more than 400,000 ~830,000 metric tons of carbon operations, while metric tons captured each year homes dioxide emissions since 2009 minimizing impacts on communities and the environment Renewable Diesel and Ethanol Developing a carbon capture project reduce life cycle GHG emissions connected to eight of our Ethanol (1) Our Fuels Compliance and up to 80% and 30%, plants, providing an economic path to Environmental Excellence respectively, which along with further reduce carbon intensity of our and Risk Assessment blending and credits offset more Ethanol product programs assure focus on Diamond Green Diesel processes than 10 million metric tons of product quality, going recycled animal fats, used cooking oil, GHG emissions in 2019 beyond regulations and inedible corn oil to produce a low carbon intensity renewable diesel (1) 100% used cooking oil feedstock results in a carbon intensity score of 20 under California’s LCFS program. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 26 Renewables RefiningWe are Committed to Protecting the Environment ENVIRONMENTAL E Environmental Recycling, Reusing, Management Systems Carbon Capture Reduction of GHG Emissions Reclaiming, and Reducing A proprietary systematic Targeting to reduce and approach, Commitment To In 2019, we recycled more than Our Port Arthur refinery offset 63% of global refining Excellence Management 17 times the amount of fresh became the first System (CTEMS), adheres GHG emissions by 2025 water consumed in refining industrial site in the to a “plan-do-check-act” operations U.S. to host a large scale model to achieve Cogeneration systems carbon capture project, excellence, driving safe, offset enough to power 50 megawatt wind farm avoided with more than one million reliable and predictable more than 400,000 ~830,000 metric tons of carbon operations, while metric tons captured each year homes dioxide emissions since 2009 minimizing impacts on communities and the environment Renewable Diesel and Ethanol Developing a carbon capture project reduce life cycle GHG emissions connected to eight of our Ethanol (1) Our Fuels Compliance and up to 80% and 30%, plants, providing an economic path to Environmental Excellence respectively, which along with further reduce carbon intensity of our and Risk Assessment blending and credits offset more Ethanol product programs assure focus on Diamond Green Diesel processes than 10 million metric tons of product quality, going recycled animal fats, used cooking oil, GHG emissions in 2019 beyond regulations and inedible corn oil to produce a low carbon intensity renewable diesel (1) 100% used cooking oil feedstock results in a carbon intensity score of 20 under California’s LCFS program. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 26 Renewables Refining

Sharing Our Success with the Communities where we Operate with Strong Governance and Ethical Standards SOCIAL GOVERNANCE S G 5 of 11 directors represent 10 members are independent of our U.S. workforce are minorities 35% diversity of race or gender Diversity and Board of 3 fully independent committees Inclusion of our professional employees 3 of 11 are women 29% Directors are women Board and Committee oversight of risks and compliance, including climate change risks Surpassed $58 million in 2020, with more than $12 million for COVID-19-related support distributed as follows: Stakeholder Engagement All-Employee Bonus Community Investments Basic Needs Education Health Care • ESG Efforts & 52% 33% 15% Improvement 40% • Stockholder Returns 20% • Capital 40% Discipline Valero has been named on The Civic Community • Operational 50 most community minded list Engagement Excellence each year since 2013 Financial 40% • Organizational Operational 40% Excellence Strategic 20% I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 27Sharing Our Success with the Communities where we Operate with Strong Governance and Ethical Standards SOCIAL GOVERNANCE S G 5 of 11 directors represent 10 members are independent of our U.S. workforce are minorities 35% diversity of race or gender Diversity and Board of 3 fully independent committees Inclusion of our professional employees 3 of 11 are women 29% Directors are women Board and Committee oversight of risks and compliance, including climate change risks Surpassed $58 million in 2020, with more than $12 million for COVID-19-related support distributed as follows: Stakeholder Engagement All-Employee Bonus Community Investments Basic Needs Education Health Care • ESG Efforts & 52% 33% 15% Improvement 40% • Stockholder Returns 20% • Capital 40% Discipline Valero has been named on The Civic Community • Operational 50 most community minded list Engagement Excellence each year since 2013 Financial 40% • Organizational Operational 40% Excellence Strategic 20% I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 27

Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent (1) 2.6 mmbpd Refining Capacity (mbpd, % of overall crude capacity) U.S. West Coast CANADA 230 UNITED 9% North Atlantic KINGDOM 440 IRELAND 17% 1,484 U.S. Gulf Coast 57% MONTREAL 461 17% U.S. Mid-Continent LONDON UNITED STATES (1) Gulf Coast Refining Capacity (mbpd, % of overall crude capacity) 1,484 LIMA PERU 1,171 57% WHOLESALE MARKETING PRESENCE 41% 784 BRANDED WHOLESALE PRESENCE 35% VALERO REFINERIES 185 VALERO ETHANOL PLANTS SAN ANTONIO 19% VALERO TERMINALS 0 DIAMOND GREEN DIESEL VLO MPC PSX PBF HFC (existing & under construction) PIPELINES (1) CDU capacity from EIA data and company PROPOSED CARBON SEQUESTRATION PIPELINE presentations. See slide 40 for Valero’s capacity and Nelson complexity by refinery. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 28 MEXICO CITYStrong Presence in Advantaged U.S. Gulf Coast and Mid-Continent (1) 2.6 mmbpd Refining Capacity (mbpd, % of overall crude capacity) U.S. West Coast CANADA 230 UNITED 9% North Atlantic KINGDOM 440 IRELAND 17% 1,484 U.S. Gulf Coast 57% MONTREAL 461 17% U.S. Mid-Continent LONDON UNITED STATES (1) Gulf Coast Refining Capacity (mbpd, % of overall crude capacity) 1,484 LIMA PERU 1,171 57% WHOLESALE MARKETING PRESENCE 41% 784 BRANDED WHOLESALE PRESENCE 35% VALERO REFINERIES 185 VALERO ETHANOL PLANTS SAN ANTONIO 19% VALERO TERMINALS 0 DIAMOND GREEN DIESEL VLO MPC PSX PBF HFC (existing & under construction) PIPELINES (1) CDU capacity from EIA data and company PROPOSED CARBON SEQUESTRATION PIPELINE presentations. See slide 40 for Valero’s capacity and Nelson complexity by refinery. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 28 MEXICO CITY

Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent Valero U.S. Gulf Coast Feedstock Ranges Local Crude Gathering (2012 through 1Q21) Cushing McKee 54% Diamond Pipeline Memphis Cushing-McKee Connection Collierville Childress Crude System Station Ardmore Hewitt Wasson To Nederland To St. James Wichita Falls 34% 34% Eagle Ford: Harvest Pipeline Colorado City Three Rivers EOG Pipeline Midland Permian: 23% Cactus Pipeline Gray Oak NuStar Local Crude Gathering McCamey Oakville Terminal 17% 17% Taking advantage of Permian crude with 8% investments in 6% Corpus Christi Corpus Christi Heavy Sour Medium / Light Sweet Residuals West and East Sour Cactus Cactus II Valero’s refineries have operational flexibility to Gray Oak process a wide range of feedstocks and access to a NuStar North Beach Crude Export Dock Blue lines and terminals represent EPIC deep pool of skilled labor in the U.S. Gulf Coast Valero ownership interest. Crude Export Tankage I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 See slides 23-24 for notes regarding this slide. 29Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent Valero U.S. Gulf Coast Feedstock Ranges Local Crude Gathering (2012 through 1Q21) Cushing McKee 54% Diamond Pipeline Memphis Cushing-McKee Connection Collierville Childress Crude System Station Ardmore Hewitt Wasson To Nederland To St. James Wichita Falls 34% 34% Eagle Ford: Harvest Pipeline Colorado City Three Rivers EOG Pipeline Midland Permian: 23% Cactus Pipeline Gray Oak NuStar Local Crude Gathering McCamey Oakville Terminal 17% 17% Taking advantage of Permian crude with 8% investments in 6% Corpus Christi Corpus Christi Heavy Sour Medium / Light Sweet Residuals West and East Sour Cactus Cactus II Valero’s refineries have operational flexibility to Gray Oak process a wide range of feedstocks and access to a NuStar North Beach Crude Export Dock Blue lines and terminals represent EPIC deep pool of skilled labor in the U.S. Gulf Coast Valero ownership interest. Crude Export Tankage I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 See slides 23-24 for notes regarding this slide. 29

Operational Flexibility and Refinery Optimization Provide Competitive Advantage 2012 – 2021 Refinery Product Yield Ranges (monthly averages) • Our operational flexibility and optimization to VLO Industry quickly shift light product yields as market 59% conditions signal move from “max gasoline” to 40% “max distillate” enables higher margin capture 38% 12% • Demand impacts from COVID-19 drove yields to 51% 11% swing between both extremes within a few months • VLO has demonstrated a wider range of yields for 27% 42% gasoline, kerosene, jet fuel, and diesel versus the 41% 4% industry 23% 2% VLO Industry VLO Industry VLO Industry Finished Gasoline Kerosene / Jet Diesel I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 Source: Monthly industry refinery yields from EIA through February 2021. 30Operational Flexibility and Refinery Optimization Provide Competitive Advantage 2012 – 2021 Refinery Product Yield Ranges (monthly averages) • Our operational flexibility and optimization to VLO Industry quickly shift light product yields as market 59% conditions signal move from “max gasoline” to 40% “max distillate” enables higher margin capture 38% 12% • Demand impacts from COVID-19 drove yields to 51% 11% swing between both extremes within a few months • VLO has demonstrated a wider range of yields for 27% 42% gasoline, kerosene, jet fuel, and diesel versus the 41% 4% industry 23% 2% VLO Industry VLO Industry VLO Industry Finished Gasoline Kerosene / Jet Diesel I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 Source: Monthly industry refinery yields from EIA through February 2021. 30

Product shortages Competitive Global Light Products Supply in Latin America, Eastern Canada, Europe, and VLO U.S. Product Exports (thousand barrels per day) Africa expected to Gasoline Distillate drive U.S. export demand growth 249 167 82 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21* *Export volume lower in 1Q21 due to Gulf Coast refinery run cuts related to Winter Storm Uri. Latin America Refining Runs (million barrels per day) 6.6 6.5 6.3 6.1 6.1 5.9 5.6 5.2 4.8 4.3 4.0 3.7 Distillate Gasoline 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Industry consultants. Latin America includes Mexico. See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 31Product shortages Competitive Global Light Products Supply in Latin America, Eastern Canada, Europe, and VLO U.S. Product Exports (thousand barrels per day) Africa expected to Gasoline Distillate drive U.S. export demand growth 249 167 82 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21* *Export volume lower in 1Q21 due to Gulf Coast refinery run cuts related to Winter Storm Uri. Latin America Refining Runs (million barrels per day) 6.6 6.5 6.3 6.1 6.1 5.9 5.6 5.2 4.8 4.3 4.0 3.7 Distillate Gasoline 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Industry consultants. Latin America includes Mexico. See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 31

Expansion of supply chain to high demand Investing to Grow Product Exports growth markets provides a ratable into Higher Netback Markets product outlet and improves margin Advantaged Refineries and Logistics capture U.S. Product Exports (12-month moving average, mbpd) Other Europe Canada Other Latin America Mexico Exports to Latin America (1) make up 85% of total U.S. product exports 2009 2011 2013 2015 2017 2019 2021 (1) Includes terminals owned or leased by Valero. (2) Total Gasoline and Diesel Source: DOE Petroleum Supply Monthly data through February 2021. (2) Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE and other oxygenates). I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 32Expansion of supply chain to high demand Investing to Grow Product Exports growth markets provides a ratable into Higher Netback Markets product outlet and improves margin Advantaged Refineries and Logistics capture U.S. Product Exports (12-month moving average, mbpd) Other Europe Canada Other Latin America Mexico Exports to Latin America (1) make up 85% of total U.S. product exports 2009 2011 2013 2015 2017 2019 2021 (1) Includes terminals owned or leased by Valero. (2) Total Gasoline and Diesel Source: DOE Petroleum Supply Monthly data through February 2021. (2) Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE and other oxygenates). I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 32

Ratable Global Wholesale Supply Stable branded and unbranded demand Through an Extensive Marketing Network Wholesale Volumes million barrels per day of Rack blending 1.2 (% of total light products production, mbpd) ratable wholesale supply generates RINs, (1) (2) (3) U.S. Europe and Canada Latin America of our light products 51% partially offsetting 50% >50% 47% 50% 49% 49% production 62% 52% 48% 1,310 1,292 1,211 1,198 1,195 1,199 1,174 our RVO compliance 1,130 1,040 outlets carry our brand names 7,000 costs 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mexico wholesale (1) (3) U.S. volumes exclude jet rack sales. Latin America volumes include Mexico and Peru volumes. Mexico volumes include delivered (2) business supported Europe volumes include jet fuel. Canada volumes include jet fuel and some bulk sales. rail sales. Peru volumes include jet fuel and bulk sales. by a growing, (3) Valero Mexico Volume Growth Mexico Growth Projects flexible logistics (mbpd) (contracted storage capacity, thousand barrels) Valero is one of the largest light products importers into Mexico supply system 140 Aguascalientes 60 (4) Monterrey 425 50 (4) Guadalajara 505 40 Altamira 1,100 (4) Puebla 640 30 20 Mexico City 640 10 2,100 Veracruz 195 Nuevo Laredo 0 Current Early Operations 2021E 2022E Aug 18 Dec 18 Apr 19 Aug 19 Dec 19 Apr 20 Aug 20 Dec 20 Apr 21 (4) Currently selling product in Puebla, Monterrey and Guadalajara I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 33 via rail-to-truck transloading.Ratable Global Wholesale Supply Stable branded and unbranded demand Through an Extensive Marketing Network Wholesale Volumes million barrels per day of Rack blending 1.2 (% of total light products production, mbpd) ratable wholesale supply generates RINs, (1) (2) (3) U.S. Europe and Canada Latin America of our light products 51% partially offsetting 50% >50% 47% 50% 49% 49% production 62% 52% 48% 1,310 1,292 1,211 1,198 1,195 1,199 1,174 our RVO compliance 1,130 1,040 outlets carry our brand names 7,000 costs 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mexico wholesale (1) (3) U.S. volumes exclude jet rack sales. Latin America volumes include Mexico and Peru volumes. Mexico volumes include delivered (2) business supported Europe volumes include jet fuel. Canada volumes include jet fuel and some bulk sales. rail sales. Peru volumes include jet fuel and bulk sales. by a growing, (3) Valero Mexico Volume Growth Mexico Growth Projects flexible logistics (mbpd) (contracted storage capacity, thousand barrels) Valero is one of the largest light products importers into Mexico supply system 140 Aguascalientes 60 (4) Monterrey 425 50 (4) Guadalajara 505 40 Altamira 1,100 (4) Puebla 640 30 20 Mexico City 640 10 2,100 Veracruz 195 Nuevo Laredo 0 Current Early Operations 2021E 2022E Aug 18 Dec 18 Apr 19 Aug 19 Dec 19 Apr 20 Aug 20 Dec 20 Apr 21 (4) Currently selling product in Puebla, Monterrey and Guadalajara I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 33 via rail-to-truck transloading.

(1) (1) (1) Pipelines Racks, Terminals and Storage Rail Marine Valero’s Logistics Assets • Over 3,000 miles of active • Over 130 million barrels of • Approximately 5,200 railcars • Over 50 docks pipelines active shell capacity for crude • Expected to serve long-term • Two Panamax class vessels oil and products • Diamond Pipeline expansion needs of ethanol, asphalt, (joint venture) to be operational in 4Q21 • Over 200 truck rack bays aromatics, and other products • Central Texas Pipeline started • Pasadena terminal completed up in 2019 in 2020 • Sunrise Pipeline expansion started up in 2018 (1) Includes assets that have other joint venture or minority interests. Does not include ethanol assets. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 34(1) (1) (1) Pipelines Racks, Terminals and Storage Rail Marine Valero’s Logistics Assets • Over 3,000 miles of active • Over 130 million barrels of • Approximately 5,200 railcars • Over 50 docks pipelines active shell capacity for crude • Expected to serve long-term • Two Panamax class vessels oil and products • Diamond Pipeline expansion needs of ethanol, asphalt, (joint venture) to be operational in 4Q21 • Over 200 truck rack bays aromatics, and other products • Central Texas Pipeline started • Pasadena terminal completed up in 2019 in 2020 • Sunrise Pipeline expansion started up in 2018 (1) Includes assets that have other joint venture or minority interests. Does not include ethanol assets. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 34

Operations Outlook • 13 plants with 1.7 billion gallons • Ultimately, global renewable fuel mandates Ethanol annual production capacity should drive export growth – Dry mill production process, where – U.S. corn-based ethanol is the most corn is ground into flour and mixed U.S. Fuel Ethanol Exports economic choice for export into global with water before fermentation markets (mbpd) – Efficient plants with scale, located – Existing logistics assets well-positioned to 112 106 in the corn belt Rest of Industry Valero support export growth 96 91 88 25 – Operational best practices – Expect to see incremental demand as a result 76 20 34 19 24 transferred from refining of fuel efficiency standards and year-round 13 55 54 40 E-15 sales in the U.S. 87 77 • Cost advantaged versus the industry 72 72 64 64 53 51 • Executing carbon sequestration projects 39 – 45Q Tax Credit provides economic incentive 2013 2014 2015 2016 2017 2018 2019 2020 2021 – LCFS provides higher value for the lower carbon intensity ethanol I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 35 Source: U.S. Energy Information Agency (EIA) through February 2021, U.S. Census Bureau for March 2021Operations Outlook • 13 plants with 1.7 billion gallons • Ultimately, global renewable fuel mandates Ethanol annual production capacity should drive export growth – Dry mill production process, where – U.S. corn-based ethanol is the most corn is ground into flour and mixed U.S. Fuel Ethanol Exports economic choice for export into global with water before fermentation markets (mbpd) – Efficient plants with scale, located – Existing logistics assets well-positioned to 112 106 in the corn belt Rest of Industry Valero support export growth 96 91 88 25 – Operational best practices – Expect to see incremental demand as a result 76 20 34 19 24 transferred from refining of fuel efficiency standards and year-round 13 55 54 40 E-15 sales in the U.S. 87 77 • Cost advantaged versus the industry 72 72 64 64 53 51 • Executing carbon sequestration projects 39 – 45Q Tax Credit provides economic incentive 2013 2014 2015 2016 2017 2018 2019 2020 2021 – LCFS provides higher value for the lower carbon intensity ethanol I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 35 Source: U.S. Energy Information Agency (EIA) through February 2021, U.S. Census Bureau for March 2021

Port Arthur Delayed Coker Unit Investing to Improve Margins and Light Product Yields Port Arthur Coker • $975 MM anticipated cost for 55 MBPD delayed Incremental Volumes (MBPD) coker and sulfur recovery unit, with expected Feeds startup in 2023 Crude 102 • Creates two independent CDU-VDU-coker trains, which should improve turnaround efficiency and Resid 21 reduce maintenance-related lost margin VGO (47) opportunity Products • Design enables full utilization of existing CDU capacity, reduces VGO purchases, and increases Naphtha 3 heavy sour crude and resid processing capability Gasoline 15 and light products yield Diesel 43 • Estimated $420 MM annual EBITDA contribution at 2018 average prices ($325 MM at mid-cycle prices) LPG 4 See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 36Port Arthur Delayed Coker Unit Investing to Improve Margins and Light Product Yields Port Arthur Coker • $975 MM anticipated cost for 55 MBPD delayed Incremental Volumes (MBPD) coker and sulfur recovery unit, with expected Feeds startup in 2023 Crude 102 • Creates two independent CDU-VDU-coker trains, which should improve turnaround efficiency and Resid 21 reduce maintenance-related lost margin VGO (47) opportunity Products • Design enables full utilization of existing CDU capacity, reduces VGO purchases, and increases Naphtha 3 heavy sour crude and resid processing capability Gasoline 15 and light products yield Diesel 43 • Estimated $420 MM annual EBITDA contribution at 2018 average prices ($325 MM at mid-cycle prices) LPG 4 See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 36

Houston Alkylation Unit Investing to Upgrade Product Value Houston and St. Charles Alkylation Units • Octane demand expected to grow due to Tier 3 sulfur regulations and CAFE standards • Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions • Both units upgrade low value isobutane and amylenes into high value alkylate – High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha 13 17 Capacity at Houston refinery Capacity at St. Charles refinery started up in 2019 started up in the fourth quarter of 2020 MBPD MBPD I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 37Houston Alkylation Unit Investing to Upgrade Product Value Houston and St. Charles Alkylation Units • Octane demand expected to grow due to Tier 3 sulfur regulations and CAFE standards • Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions • Both units upgrade low value isobutane and amylenes into high value alkylate – High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha 13 17 Capacity at Houston refinery Capacity at St. Charles refinery started up in 2019 started up in the fourth quarter of 2020 MBPD MBPD I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 37

Investing to Improve Access to North American Crude and Lower Refinery Operating Cost Structure GROWTH PROJECTS FOCUSED ON OPTIMIZATION AND MARGIN CAPTURE Completed Diamond 200,000 BPD Provides Improves crude Pipeline project with 200 expansion of additional Mid- oil supply MBPD capacity connecting Diamond Pipeline Continent flexibility, Memphis to Cushing and expected to be crude access to efficiency and Diamond and Sunrise Pipelines Sunrise Pipeline 100 MBPD completed in our McKee, blend quality undivided interest 4Q21 Ardmore and connecting Midland to Memphis Wichita Falls refineries Diamond Pipeline Red River Pipeline 74 MBPD Provides additional Mid-Continent crude flexibility to the undivided interest connecting Ardmore refinery Ardmore to Cushing Navigator Glass Mountain Reversal and extension in service April 2021 Pipeline Connection with 50 Provides Mid-Continent crude flexibility and security of supply to the MBPD capacity connecting McKee refinery McKee to Cushing Cogeneration Plants GROWTH PROJECTS FOCUSED ON COST CONTROL AND MARGIN EXPANSION Wilmington cogeneration Pembroke cogeneration unit Expect to reduce costs and unit started up in 2017 (£130 MM or $170 MM cost) improve supply reliability for Wilmington Cogeneration Plant scheduled to be completed in 3Q21 power and steam I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 38Investing to Improve Access to North American Crude and Lower Refinery Operating Cost Structure GROWTH PROJECTS FOCUSED ON OPTIMIZATION AND MARGIN CAPTURE Completed Diamond 200,000 BPD Provides Improves crude Pipeline project with 200 expansion of additional Mid- oil supply MBPD capacity connecting Diamond Pipeline Continent flexibility, Memphis to Cushing and expected to be crude access to efficiency and Diamond and Sunrise Pipelines Sunrise Pipeline 100 MBPD completed in our McKee, blend quality undivided interest 4Q21 Ardmore and connecting Midland to Memphis Wichita Falls refineries Diamond Pipeline Red River Pipeline 74 MBPD Provides additional Mid-Continent crude flexibility to the undivided interest connecting Ardmore refinery Ardmore to Cushing Navigator Glass Mountain Reversal and extension in service April 2021 Pipeline Connection with 50 Provides Mid-Continent crude flexibility and security of supply to the MBPD capacity connecting McKee refinery McKee to Cushing Cogeneration Plants GROWTH PROJECTS FOCUSED ON COST CONTROL AND MARGIN EXPANSION Wilmington cogeneration Pembroke cogeneration unit Expect to reduce costs and unit started up in 2017 (£130 MM or $170 MM cost) improve supply reliability for Wilmington Cogeneration Plant scheduled to be completed in 3Q21 power and steam I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 38

Investing to Supply Higher Demand Markets and Expand Product Export and Biofuels Blending Capabilities Central Texas pipelines and terminals to supply high-growth refined products market Extending • Started up in 2019 product (1) • Approximately 205 miles of pipe , 960,000 barrels of total storage capacity and a truck rack supply chain Pasadena refined products terminal joint venture in Central • Completed in the first quarter of 2020 Texas and • 5 MM barrels of storage capacity with butane the U.S. blending, two ship docks and a three-bay truck rack Gulf Coast Projects expected to improve product margins, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending (1) Valero owns ~70 mile pipeline from Hearne to Williamson County and 40% Pasadena Terminal undivided interest in 135 mile pipeline from Houston to Hearne. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 39Investing to Supply Higher Demand Markets and Expand Product Export and Biofuels Blending Capabilities Central Texas pipelines and terminals to supply high-growth refined products market Extending • Started up in 2019 product (1) • Approximately 205 miles of pipe , 960,000 barrels of total storage capacity and a truck rack supply chain Pasadena refined products terminal joint venture in Central • Completed in the first quarter of 2020 Texas and • 5 MM barrels of storage capacity with butane the U.S. blending, two ship docks and a three-bay truck rack Gulf Coast Projects expected to improve product margins, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending (1) Valero owns ~70 mile pipeline from Hearne to Williamson County and 40% Pasadena Terminal undivided interest in 135 mile pipeline from Houston to Hearne. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 39

Majority of refineries designated as VPP Star Sites by OSHA, recognizing Our Refining Capacity and Nelson exemplary occupational safety, Complexity process safety and health programs (1) Capacities (mbpd) Nelson Complexity Refinery Throughput Crude Index (2) Corpus Christi 370 290 14.4 Houston 255 205 8.0 Meraux 135 125 9.7 Port Arthur 395 335 12.7 St. Charles 340 215 17.4 Texas City 260 225 11.1 Three Rivers 100 89 13.2 (3) U.S. Gulf Coast 1,855 1,484 12.6 Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 (3) U.S. Mid-Continent 485 461 8.9 Pembroke 270 210 10.1 Quebec City 235 230 7.7 (3) North Atlantic 505 440 8.8 Benicia 170 145 16.1 Wilmington 135 85 15.8 (3) U.S. West Coast 305 230 16.0 (3) Total 3,150 2,615 11.6 (1) Capacities and Nelson complexity indices as of December 31, 2020. (2) Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. (3) Weighted average. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 40Majority of refineries designated as VPP Star Sites by OSHA, recognizing Our Refining Capacity and Nelson exemplary occupational safety, Complexity process safety and health programs (1) Capacities (mbpd) Nelson Complexity Refinery Throughput Crude Index (2) Corpus Christi 370 290 14.4 Houston 255 205 8.0 Meraux 135 125 9.7 Port Arthur 395 335 12.7 St. Charles 340 215 17.4 Texas City 260 225 11.1 Three Rivers 100 89 13.2 (3) U.S. Gulf Coast 1,855 1,484 12.6 Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 (3) U.S. Mid-Continent 485 461 8.9 Pembroke 270 210 10.1 Quebec City 235 230 7.7 (3) North Atlantic 505 440 8.8 Benicia 170 145 16.1 Wilmington 135 85 15.8 (3) U.S. West Coast 305 230 16.0 (3) Total 3,150 2,615 11.6 (1) Capacities and Nelson complexity indices as of December 31, 2020. (2) Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. (3) Weighted average. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 40

Now vs. Then – A Shift In Valuation In the Past New Paradigm INDUSTRY/MACRO INDUSTRY/MACRO • Majority of the U.S. refining capacity operated by large integrated oil • Majority of the U.S. refining capacity operated by independent companies refiners • Range bound industry wide EV/EBITDA multiple +/- 4.5x• EV/EBITDA multiple expansion and dispersion by company • Peer group fragmented with smaller scale, less efficient refiners• Peer group of larger scale, efficient and complex refiners • U.S. importing crude and products to meet domestic shortage• Abundant supply of domestic crude oil and natural gas providing feedstock advantage • Higher interest rates (10-yr Treasury ~5%) • U.S. exporting products to higher growth markets • Lower interest rates (10-yr Treasury <2%) • Expanding our long-term competitive advantage with VALERO VALERO investments in economic low-carbon projects • Marginal operations • First quartile operating performance amid stable, upgraded portfolio • Third quartile operating performance impacted by M&A integration with the lowest cash operating expense • Disadvantaged East Coast and Caribbean operations • Advantaged operations and scale • Less disciplined M&A and capital project execution • Disciplined capital investment and growth strategy • Frequent acquisitions• Rigorous M&A targeting and screening process • 25% after-tax IRR hurdle rate for projects focused on operating cost reduction, • Focused on volume growth margin enhancement and market expansion. $2.0 to $2.5 billion annual capital • Approximately $3.5 billion annual capex investments attributable to Valero. • Volatile cash flow profile and lower stockholder returns • Distinctive free cash flow and higher stockholder returns • 1% to 2% dividend yield ($0.32/share annually) • Annualized dividend of $3.92/share • Approximately $5 billion of liquidity • $8.0 billion of liquidity as of March 31, 2021 • >570 million shares outstanding • Approximately 409 million shares outstanding as of April 2021 • Volatile stock price • Lower volatility in earnings and free cash flow I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 41Now vs. Then – A Shift In Valuation In the Past New Paradigm INDUSTRY/MACRO INDUSTRY/MACRO • Majority of the U.S. refining capacity operated by large integrated oil • Majority of the U.S. refining capacity operated by independent companies refiners • Range bound industry wide EV/EBITDA multiple +/- 4.5x• EV/EBITDA multiple expansion and dispersion by company • Peer group fragmented with smaller scale, less efficient refiners• Peer group of larger scale, efficient and complex refiners • U.S. importing crude and products to meet domestic shortage• Abundant supply of domestic crude oil and natural gas providing feedstock advantage • Higher interest rates (10-yr Treasury ~5%) • U.S. exporting products to higher growth markets • Lower interest rates (10-yr Treasury <2%) • Expanding our long-term competitive advantage with VALERO VALERO investments in economic low-carbon projects • Marginal operations • First quartile operating performance amid stable, upgraded portfolio • Third quartile operating performance impacted by M&A integration with the lowest cash operating expense • Disadvantaged East Coast and Caribbean operations • Advantaged operations and scale • Less disciplined M&A and capital project execution • Disciplined capital investment and growth strategy • Frequent acquisitions• Rigorous M&A targeting and screening process • 25% after-tax IRR hurdle rate for projects focused on operating cost reduction, • Focused on volume growth margin enhancement and market expansion. $2.0 to $2.5 billion annual capital • Approximately $3.5 billion annual capex investments attributable to Valero. • Volatile cash flow profile and lower stockholder returns • Distinctive free cash flow and higher stockholder returns • 1% to 2% dividend yield ($0.32/share annually) • Annualized dividend of $3.92/share • Approximately $5 billion of liquidity • $8.0 billion of liquidity as of March 31, 2021 • >570 million shares outstanding • Approximately 409 million shares outstanding as of April 2021 • Volatile stock price • Lower volatility in earnings and free cash flow I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 41

Electric Vehicle (EV) Myth: Zero Emissions Myth: Zero Emissions Fact: Significant Emissions from EV Life Cycle Cobalt & Rare Before it Mining/Extraction Earth Processing Manufacturing EVs Power Generation leaves the showroom, an EV emits twice the CO 2 Embedded CO Emissions 2 • Life cycle emissions from EVs are significant from mining raw materials to fabrication to delivery to the emissions (zero miles traveled) showroom Tons CO 2 o Two times as much CO emissions are generated compared to cars fueled by gasoline compared to 2 12 2x higher o Before it leaves the showroom, 12 tons of CO emissions have already been generated vs. 6 tons of CO 2 2 emissions 10 emissions from cars fueled by gasoline a car fueled from mining • 25 tons of CO emissions are needed to make an EV that can drive a similar range as a car fueled by gasoline 2 8 raw materials by gasoline • “The problem is that batteries are big and heavy. The more weight you’re trying to move, the more batteries to fabrication 6 you need to power the vehicle. But the more batteries you use, the more weight you add—and the more to delivery power you need. Even with big breakthroughs in battery technology, electric vehicles will probably never be a 4 practical solution for things like 18-wheelers, cargo ships, and passenger jets. Electricity works when you need to cover short distances, but we need a different solution for heavy, long-haul vehicles” – GatesNotes 2 • Southwest Research Institute Ted Talk, presented by Graham Conway Car Fueled by Battery Electric Gasoline Vehicle I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 42Electric Vehicle (EV) Myth: Zero Emissions Myth: Zero Emissions Fact: Significant Emissions from EV Life Cycle Cobalt & Rare Before it Mining/Extraction Earth Processing Manufacturing EVs Power Generation leaves the showroom, an EV emits twice the CO 2 Embedded CO Emissions 2 • Life cycle emissions from EVs are significant from mining raw materials to fabrication to delivery to the emissions (zero miles traveled) showroom Tons CO 2 o Two times as much CO emissions are generated compared to cars fueled by gasoline compared to 2 12 2x higher o Before it leaves the showroom, 12 tons of CO emissions have already been generated vs. 6 tons of CO 2 2 emissions 10 emissions from cars fueled by gasoline a car fueled from mining • 25 tons of CO emissions are needed to make an EV that can drive a similar range as a car fueled by gasoline 2 8 raw materials by gasoline • “The problem is that batteries are big and heavy. The more weight you’re trying to move, the more batteries to fabrication 6 you need to power the vehicle. But the more batteries you use, the more weight you add—and the more to delivery power you need. Even with big breakthroughs in battery technology, electric vehicles will probably never be a 4 practical solution for things like 18-wheelers, cargo ships, and passenger jets. Electricity works when you need to cover short distances, but we need a different solution for heavy, long-haul vehicles” – GatesNotes 2 • Southwest Research Institute Ted Talk, presented by Graham Conway Car Fueled by Battery Electric Gasoline Vehicle I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 42

Non-GAAP Disclosures Return on Invested Capital (ROIC) VLO defines return on invested capital (ROIC) as adjusted net income attributable to VLO before adjusted net interest expense after-tax divided by average invested capital. VLO defines adjusted net income attributable to VLO as net income attributable to VLO stockholders adjusted to reflect the after-tax effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO defines adjusted net interest expense as “interest and debt expense, net of capitalized interest” adjusted to exclude “interest and debt expense, net of capitalized interest” attributable to non-controlling interests. The income tax effect of adjusted net interest expense is estimated based on the U.S. statutory income tax rate for the respective annual period. Average invested capital is defined as the average of total invested capital for the current annual period and total invested capital for the prior annual period. VLO defines total invested capital as debt attributable to VLO plus VLO stockholders’ equity less cash and cash equivalents. Debt attributable to VLO is defined as the current portion of debt and finance lease obligations, plus “debt and finance lease obligations, less current portion”, less debt attributable to non-controlling interests. Debt attributable to VLO for the year ended December 31, 2014 includes an adjustment to reflect the retrospective adoption of ASU No. 2015-15 subtopic 835-30, which resulted in the reclassification of certain debt issuance costs from “deferred charges and other assets, net” to “debt and finance lease obligations, less current portion.” Adjusted EBITDA VLO defines EBITDA as net income (loss) before depreciation and amortization expense, “interest and debt expense, net of capitalized interest”, income tax expense (benefit), and income (loss) from discontinued operations. VLO defines adjusted EBITDA as EBITDA further adjusted to reflect the effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO believes that the presentation of adjusted EBITDA provides useful information to investors to assess its ongoing financial performance because when reconciled to net income, it provides improved comparability between periods. The U.S. GAAP measures most directly comparable to adjusted EBITDA are net income and net cash provided by operating activities. Renewable Diesel Net Cumulative Cash Flow VLO defines renewable diesel net cumulative cash flow as DGD’s cumulative adjusted EBITDA attributable to VLO, less DGD’s cumulative capital expenditures attributable to VLO. VLO defines DGD’s adjusted EBITDA attributable to VLO as fifty percent (VLO’s ownership interest) of DGD’s operating income (loss) plus depreciation and amortization expense, and adjusted for 2017-2019 blender’s tax credit (BTC). VLO defines DGD’s capital expenditures attributable to VLO as fifty percent of DGD’s capital investments. Because DGD’s net cash flow is effectively attributable to each partner, only 50 percent of DGD’s EBITDA and capital expenditures should be attributed to VLO’s renewable diesel cash flow. Therefore, renewable diesel cash flow has been adjusted for the portion of DGD’s EBITDA and capital expenditures attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects cash flow generated by its renewable diesel segment. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 43Non-GAAP Disclosures Return on Invested Capital (ROIC) VLO defines return on invested capital (ROIC) as adjusted net income attributable to VLO before adjusted net interest expense after-tax divided by average invested capital. VLO defines adjusted net income attributable to VLO as net income attributable to VLO stockholders adjusted to reflect the after-tax effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO defines adjusted net interest expense as “interest and debt expense, net of capitalized interest” adjusted to exclude “interest and debt expense, net of capitalized interest” attributable to non-controlling interests. The income tax effect of adjusted net interest expense is estimated based on the U.S. statutory income tax rate for the respective annual period. Average invested capital is defined as the average of total invested capital for the current annual period and total invested capital for the prior annual period. VLO defines total invested capital as debt attributable to VLO plus VLO stockholders’ equity less cash and cash equivalents. Debt attributable to VLO is defined as the current portion of debt and finance lease obligations, plus “debt and finance lease obligations, less current portion”, less debt attributable to non-controlling interests. Debt attributable to VLO for the year ended December 31, 2014 includes an adjustment to reflect the retrospective adoption of ASU No. 2015-15 subtopic 835-30, which resulted in the reclassification of certain debt issuance costs from “deferred charges and other assets, net” to “debt and finance lease obligations, less current portion.” Adjusted EBITDA VLO defines EBITDA as net income (loss) before depreciation and amortization expense, “interest and debt expense, net of capitalized interest”, income tax expense (benefit), and income (loss) from discontinued operations. VLO defines adjusted EBITDA as EBITDA further adjusted to reflect the effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO believes that the presentation of adjusted EBITDA provides useful information to investors to assess its ongoing financial performance because when reconciled to net income, it provides improved comparability between periods. The U.S. GAAP measures most directly comparable to adjusted EBITDA are net income and net cash provided by operating activities. Renewable Diesel Net Cumulative Cash Flow VLO defines renewable diesel net cumulative cash flow as DGD’s cumulative adjusted EBITDA attributable to VLO, less DGD’s cumulative capital expenditures attributable to VLO. VLO defines DGD’s adjusted EBITDA attributable to VLO as fifty percent (VLO’s ownership interest) of DGD’s operating income (loss) plus depreciation and amortization expense, and adjusted for 2017-2019 blender’s tax credit (BTC). VLO defines DGD’s capital expenditures attributable to VLO as fifty percent of DGD’s capital investments. Because DGD’s net cash flow is effectively attributable to each partner, only 50 percent of DGD’s EBITDA and capital expenditures should be attributed to VLO’s renewable diesel cash flow. Therefore, renewable diesel cash flow has been adjusted for the portion of DGD’s EBITDA and capital expenditures attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects cash flow generated by its renewable diesel segment. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 43

Non-GAAP Disclosures Renewable Diesel Adjusted EBITDA per Gallon Renewable diesel adjusted EBITDA is defined as DGD’s operating income adjusted to reflect the blender’s tax credit and excluding depreciation and amortization expense. Operating income is adjusted to reflect the blender’s tax credit in the proper period. The blender’s tax benefit recognized in 2019 is attributable to volumes blended during 2019 and 2018 and was recognized in December 2019 because the U.S legislation authorizing the credit was passed and signed into law in that month. The benefit recognized in 2018 is attributable to volumes blended during 2017 and was recognized in February 2018 because the U.S. legislation authorizing the credit was passed and signed into law in that month. VLO believes adjusting for these items provides improved comparability between periods. Renewable diesel EBITDA per gallon is renewable diesel adjusted EBITDA divided by DGD’s renewable diesel sales volume for the period. Sales volumes are calculated by multiplying sales volumes per day by the number of days in the applicable period. Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing VLO’s ability to cover ongoing costs and VLO’s ability to generate cash returns to stockholders. The GAAP measures most directly comparable to free cash flow are net cash provided by operating activities and net cash used in investing activities. Adjusted Net Cash Provided by Operating Activities Defined as net cash provided by operating activities excluding the items noted below. VLO believes adjusted net cash provided by operating activities is an important measure of its ongoing financial performance to better assess its ability to generate cash to fund VLO’s investing and financing activities. The basis for VLO’s belief with respect to each excluded item is provided below. • Changes in current assets and current liabilities – Current assets net of current liabilities represents VLO’s operating liquidity. VLO believes that the change in its operating liquidity from period to period does not represent cash generated by VLO’s operations that is available to fund VLO’s investing and financing activities. • DGD’s adjusted net cash provided by operating activities attributable to VLO’s joint venture partner’s ownership interest in DGD – VLO is a 50/50 joint venture partner in DGD and consolidate DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each partner and only 50 percent of DGD’s operating cash flow should be attributed to VLO’s net cash provided by operating activities. Therefore, net cash provided by operating activities has been adjusted for the portion of DGD’s operating cash flow attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects the operating cash flow available to VLO to fund VLO’s investing and financing activities. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 44Non-GAAP Disclosures Renewable Diesel Adjusted EBITDA per Gallon Renewable diesel adjusted EBITDA is defined as DGD’s operating income adjusted to reflect the blender’s tax credit and excluding depreciation and amortization expense. Operating income is adjusted to reflect the blender’s tax credit in the proper period. The blender’s tax benefit recognized in 2019 is attributable to volumes blended during 2019 and 2018 and was recognized in December 2019 because the U.S legislation authorizing the credit was passed and signed into law in that month. The benefit recognized in 2018 is attributable to volumes blended during 2017 and was recognized in February 2018 because the U.S. legislation authorizing the credit was passed and signed into law in that month. VLO believes adjusting for these items provides improved comparability between periods. Renewable diesel EBITDA per gallon is renewable diesel adjusted EBITDA divided by DGD’s renewable diesel sales volume for the period. Sales volumes are calculated by multiplying sales volumes per day by the number of days in the applicable period. Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing VLO’s ability to cover ongoing costs and VLO’s ability to generate cash returns to stockholders. The GAAP measures most directly comparable to free cash flow are net cash provided by operating activities and net cash used in investing activities. Adjusted Net Cash Provided by Operating Activities Defined as net cash provided by operating activities excluding the items noted below. VLO believes adjusted net cash provided by operating activities is an important measure of its ongoing financial performance to better assess its ability to generate cash to fund VLO’s investing and financing activities. The basis for VLO’s belief with respect to each excluded item is provided below. • Changes in current assets and current liabilities – Current assets net of current liabilities represents VLO’s operating liquidity. VLO believes that the change in its operating liquidity from period to period does not represent cash generated by VLO’s operations that is available to fund VLO’s investing and financing activities. • DGD’s adjusted net cash provided by operating activities attributable to VLO’s joint venture partner’s ownership interest in DGD – VLO is a 50/50 joint venture partner in DGD and consolidate DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each partner and only 50 percent of DGD’s operating cash flow should be attributed to VLO’s net cash provided by operating activities. Therefore, net cash provided by operating activities has been adjusted for the portion of DGD’s operating cash flow attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects the operating cash flow available to VLO to fund VLO’s investing and financing activities. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 44

Non-GAAP Disclosures Capital Investments Attributable to Valero VLO defines capital investments attributable to Valero as all capital expenditures, deferred turnaround and catalyst cost expenditures, and investments in unconsolidated joint ventures presented in VLO’s consolidated statements of cash flows excluding the portion of DGD’s capital investments attributable to our joint venture partner and all of the capital expenditures of other VIEs. Capital investments attributable to Valero are allocated between sustaining capital expenditures attributable to Valero and growth capital investments attributable to Valero. VLO is a 50/50 joint venture partner in DGD and consolidates DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each partner, only 50 percent of DGD’s capital investments should be attributed to VLO’s net share of capital investments. VLO also excludes the capital expenditures of other consolidated VIEs because VLO does not operate those VIEs. VLO believes that capital investments attributable to Valero is an important measure because it more accurately reflects capital investments of VLO. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 45Non-GAAP Disclosures Capital Investments Attributable to Valero VLO defines capital investments attributable to Valero as all capital expenditures, deferred turnaround and catalyst cost expenditures, and investments in unconsolidated joint ventures presented in VLO’s consolidated statements of cash flows excluding the portion of DGD’s capital investments attributable to our joint venture partner and all of the capital expenditures of other VIEs. Capital investments attributable to Valero are allocated between sustaining capital expenditures attributable to Valero and growth capital investments attributable to Valero. VLO is a 50/50 joint venture partner in DGD and consolidates DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each partner, only 50 percent of DGD’s capital investments should be attributed to VLO’s net share of capital investments. VLO also excludes the capital expenditures of other consolidated VIEs because VLO does not operate those VIEs. VLO believes that capital investments attributable to Valero is an important measure because it more accurately reflects capital investments of VLO. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 45

Non-GAAP Disclosures: Return on Invested Capital (ROIC) RETURN ON INVESTED CAPITAL (ROIC) (unaudited, in millions) Year Ended December 31, 2014 2015 2016 2017 2018 2019 Numerator: Net income attributable to VLO stockholders $3,990 $2,289 $4,065 $3,122 $2,422 Total effect of special items after-tax 624 (565) (1,783) 113 (61) Adjusted net income attributable to VLO $4,614 $1,724 $2,282 $3,235 $2,361 Plus: adjusted net interest expense after-tax 281 288 299 362 357 Adjusted net income attributable to VLO before adjusted net interest expense after-tax (A) $4,895 $2,012 $2,581 $3,597 $2,718 Denominator: Current portion of debt $606 $127 $115 $122 $238 $494 Debt and finance leases, less current portion 5,780 7,208 7,886 8,750 8,871 9,178 Less: debt issue costs - non-bank debt (ASU 2015-15) (33) - - - - - Less: debt attributable to non-controlling interests (14) (58) (176) (260) (384) (366) Debt attributable to VLO $6,339 $7,277 $7,825 $8,612 $8,725 $9,306 VLO stockholders’ equity 20,677 20,527 20,024 21,991 21,667 21,803 Less: cash and cash equivalents (3,689) (4,114) (4,816) (5,850) (2,982) (2,583) Total invested capital $23,327 $23,690 $23,033 $24,753 $27,410 $28,526 Average invested capital (B) $23,509 $23,362 $23,893 $26,082 $27,968 ROIC (A / B) 21% 9% 11% 14% 10% ROIC (5-year average) 13% I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 46Non-GAAP Disclosures: Return on Invested Capital (ROIC) RETURN ON INVESTED CAPITAL (ROIC) (unaudited, in millions) Year Ended December 31, 2014 2015 2016 2017 2018 2019 Numerator: Net income attributable to VLO stockholders $3,990 $2,289 $4,065 $3,122 $2,422 Total effect of special items after-tax 624 (565) (1,783) 113 (61) Adjusted net income attributable to VLO $4,614 $1,724 $2,282 $3,235 $2,361 Plus: adjusted net interest expense after-tax 281 288 299 362 357 Adjusted net income attributable to VLO before adjusted net interest expense after-tax (A) $4,895 $2,012 $2,581 $3,597 $2,718 Denominator: Current portion of debt $606 $127 $115 $122 $238 $494 Debt and finance leases, less current portion 5,780 7,208 7,886 8,750 8,871 9,178 Less: debt issue costs - non-bank debt (ASU 2015-15) (33) - - - - - Less: debt attributable to non-controlling interests (14) (58) (176) (260) (384) (366) Debt attributable to VLO $6,339 $7,277 $7,825 $8,612 $8,725 $9,306 VLO stockholders’ equity 20,677 20,527 20,024 21,991 21,667 21,803 Less: cash and cash equivalents (3,689) (4,114) (4,816) (5,850) (2,982) (2,583) Total invested capital $23,327 $23,690 $23,033 $24,753 $27,410 $28,526 Average invested capital (B) $23,509 $23,362 $23,893 $26,082 $27,968 ROIC (A / B) 21% 9% 11% 14% 10% ROIC (5-year average) 13% I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 46

Non-GAAP Disclosures: Adjusted EBITDA RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (Unaudited, in Millions) Year Ended December 31, 2009 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net income (loss) ($1,982) $2,080 $2,728 $3,711 $4,101 $2,417 $4,156 $3,353 $2,784 ($1,107) Plus: Depreciation and amortization expense 1,361 1,549 1,720 1,690 1,842 1,894 1,986 2,069 2,255 2,351 Plus: Interest and debt expense, net of capitalized interest 416 314 365 397 433 446 468 470 454 563 (43) 1,626 1,254 1,777 1,870 765 (949) 879 702 (903) Plus: Income tax expense (benefit) Less: Income (loss) from discontinued operations (1,709) (1,034) 6 (64) - - - - - - EBITDA $1,461 $6,603 $6,061 $7,639 $8,246 $5,522 $5,661 $6,771 $6,195 $904 Adjustments: Aruba (discontinued operations) 64 - - - - - - - - - 222 86 - - - 56 - - - - Asset impairment loss Blender's tax credits - - - - - - 170 (12) (158) - Environmental reserve adjustments - - - - - - - 108 - - Gain on disposition of retained interest in CST Brands, Inc. - - (325) - - - - - - - LCM inventory valuation adjustment (gain) loss - - - - 790 (747) - - - (19) - - - (233) - - - - - 224 LIFO liquidation adjustment (gain) loss Loss on early redemption of debt - - - - - - - 38 22 - Texas City Refinery fire expenses - - - - - - - 17 - - EBITDA attributable to noncontrolling interest - 3 (8) (108) (144) (171) (218) (283) (313) (331) Adjusted EBITDA attributable to VLO stockholders $1,747 $6,692 $5,728 $7,298 $8,892 $4,660 $5,613 $6,639 $5,746 $778 Total Adjusted EBITDA attributable to VLO stockholders, 2012-2019 $51,268 Number of Years, 2012-2019 8 $6,409 Average Adjusted EBITDA attributable to VLO stockholders, 2012-2019 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 47Non-GAAP Disclosures: Adjusted EBITDA RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (Unaudited, in Millions) Year Ended December 31, 2009 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net income (loss) ($1,982) $2,080 $2,728 $3,711 $4,101 $2,417 $4,156 $3,353 $2,784 ($1,107) Plus: Depreciation and amortization expense 1,361 1,549 1,720 1,690 1,842 1,894 1,986 2,069 2,255 2,351 Plus: Interest and debt expense, net of capitalized interest 416 314 365 397 433 446 468 470 454 563 (43) 1,626 1,254 1,777 1,870 765 (949) 879 702 (903) Plus: Income tax expense (benefit) Less: Income (loss) from discontinued operations (1,709) (1,034) 6 (64) - - - - - - EBITDA $1,461 $6,603 $6,061 $7,639 $8,246 $5,522 $5,661 $6,771 $6,195 $904 Adjustments: Aruba (discontinued operations) 64 - - - - - - - - - 222 86 - - - 56 - - - - Asset impairment loss Blender's tax credits - - - - - - 170 (12) (158) - Environmental reserve adjustments - - - - - - - 108 - - Gain on disposition of retained interest in CST Brands, Inc. - - (325) - - - - - - - LCM inventory valuation adjustment (gain) loss - - - - 790 (747) - - - (19) - - - (233) - - - - - 224 LIFO liquidation adjustment (gain) loss Loss on early redemption of debt - - - - - - - 38 22 - Texas City Refinery fire expenses - - - - - - - 17 - - EBITDA attributable to noncontrolling interest - 3 (8) (108) (144) (171) (218) (283) (313) (331) Adjusted EBITDA attributable to VLO stockholders $1,747 $6,692 $5,728 $7,298 $8,892 $4,660 $5,613 $6,639 $5,746 $778 Total Adjusted EBITDA attributable to VLO stockholders, 2012-2019 $51,268 Number of Years, 2012-2019 8 $6,409 Average Adjusted EBITDA attributable to VLO stockholders, 2012-2019 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 47

Non-GAAP Disclosures: Renewable Diesel Net Cumulative Cash Flow RECONCILIATION OF DGD OPERATING INCOME AND TOTAL CAPITAL INVESTEMENTS TO DGD’S NET CUMMULATIVE CASH FLOW ATTRIBUTABLE TO VALERO (unaudited, in millions) Year Ended Quarter Ended December 31, March 31, 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 DGD's cumulative adjusted EBITDA attributable to VLO: Operating income (loss) ($5) $24 $145 $157 $147 $57 $319 $728 $630 $205 Plus: depreciation and amortization expense - 9 18 20 28 29 29 51 45 11 EBITDA ($5) $33 $163 $177 $175 $86 $348 $779 $675 $216 Adjustments: EBITDA BTC adjustments (2018-2019) - - - - - - 156 (156) - - EBITDA BTC adjustments (2017-2018) - - - - - 160 (160) - - - DGD adjusted EBITDA ($5) $33 $163 $177 $175 $246 $344 $623 $675 $216 Our ownership interest 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% DGD's adjusted EBITDA attributable to VLO ($3) $17 $82 $89 $88 $123 $172 $312 $338 $108 DGD's cumulative adjusted EBITDA attributable to VLO (A) ($3) $14 $96 $185 $273 $396 $568 $880 $1,218 $1,326 DGD’s cumulative capital investments attributable to VLO: Total DGD #1 Capital Investment $106 $210 $74 $14 $2 $34 $88 $170 $24 $31 $1 Total DGD #2 Capital Investment - - - - - - - 22 136 481 108 Total DGD #3 Capital Investment - - - - - - - - - 36 45 Total DGD Capital Investments $106 $210 $74 $14 $2 $34 $88 $192 $160 $548 $154 Our ownership interest 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% $53 $105 $37 $7 $1 $17 $44 $96 $80 $274 $77 DGD’s capital investments attributable to VLO DGD’s cumulative capital investments attributable to VLO (B) $53 $158 $195 $202 $203 $220 $264 $360 $440 $714 $791 ($53) ($161) ($181) ($106) ($18) $53 $132 $208 $440 $504 $535 DGD’s net cumulative cash flow attributable to VLO (A-B) I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 48Non-GAAP Disclosures: Renewable Diesel Net Cumulative Cash Flow RECONCILIATION OF DGD OPERATING INCOME AND TOTAL CAPITAL INVESTEMENTS TO DGD’S NET CUMMULATIVE CASH FLOW ATTRIBUTABLE TO VALERO (unaudited, in millions) Year Ended Quarter Ended December 31, March 31, 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 DGD's cumulative adjusted EBITDA attributable to VLO: Operating income (loss) ($5) $24 $145 $157 $147 $57 $319 $728 $630 $205 Plus: depreciation and amortization expense - 9 18 20 28 29 29 51 45 11 EBITDA ($5) $33 $163 $177 $175 $86 $348 $779 $675 $216 Adjustments: EBITDA BTC adjustments (2018-2019) - - - - - - 156 (156) - - EBITDA BTC adjustments (2017-2018) - - - - - 160 (160) - - - DGD adjusted EBITDA ($5) $33 $163 $177 $175 $246 $344 $623 $675 $216 Our ownership interest 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% DGD's adjusted EBITDA attributable to VLO ($3) $17 $82 $89 $88 $123 $172 $312 $338 $108 DGD's cumulative adjusted EBITDA attributable to VLO (A) ($3) $14 $96 $185 $273 $396 $568 $880 $1,218 $1,326 DGD’s cumulative capital investments attributable to VLO: Total DGD #1 Capital Investment $106 $210 $74 $14 $2 $34 $88 $170 $24 $31 $1 Total DGD #2 Capital Investment - - - - - - - 22 136 481 108 Total DGD #3 Capital Investment - - - - - - - - - 36 45 Total DGD Capital Investments $106 $210 $74 $14 $2 $34 $88 $192 $160 $548 $154 Our ownership interest 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% $53 $105 $37 $7 $1 $17 $44 $96 $80 $274 $77 DGD’s capital investments attributable to VLO DGD’s cumulative capital investments attributable to VLO (B) $53 $158 $195 $202 $203 $220 $264 $360 $440 $714 $791 ($53) ($161) ($181) ($106) ($18) $53 $132 $208 $440 $504 $535 DGD’s net cumulative cash flow attributable to VLO (A-B) I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 48

Non-GAAP Disclosures: Renewable Diesel Adjusted EBITDA per Gallon RECONCILIATION OF DGD OPERATING INCOME TO DGD ADJUSTED EBITDA PER GALLON (unaudited, in millions except for per gallon amounts) Quarter Ended Year Ended December 31, March 31, 2015 2016 2017 2018 2019 2020 2021 Operating income $157 $147 $57 $319 $728 $630 $205 Plus: depreciation and amortization expense 20 28 29 29 51 45 11 $177 $175 $86 $348 $779 $675 $216 EBITDA Adjustments: - - - 156 (156) - - EBITDA BTC adjustments (2018-2019) EBITDA BTC adjustments (2017-2018) - - 160 (160) - - - DGD adjusted EBITDA $177 $175 $246 $344 $623 $675 $216 157 161 161 157 277 288 78 DGD renewable diesel sales volumes (million gallons) DGD adjusted EBITDA per gallon $1.13 $1.09 $1.53 $2.19 $2.25 $2.34 $2.77 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 49Non-GAAP Disclosures: Renewable Diesel Adjusted EBITDA per Gallon RECONCILIATION OF DGD OPERATING INCOME TO DGD ADJUSTED EBITDA PER GALLON (unaudited, in millions except for per gallon amounts) Quarter Ended Year Ended December 31, March 31, 2015 2016 2017 2018 2019 2020 2021 Operating income $157 $147 $57 $319 $728 $630 $205 Plus: depreciation and amortization expense 20 28 29 29 51 45 11 $177 $175 $86 $348 $779 $675 $216 EBITDA Adjustments: - - - 156 (156) - - EBITDA BTC adjustments (2018-2019) EBITDA BTC adjustments (2017-2018) - - 160 (160) - - - DGD adjusted EBITDA $177 $175 $246 $344 $623 $675 $216 157 161 161 157 277 288 78 DGD renewable diesel sales volumes (million gallons) DGD adjusted EBITDA per gallon $1.13 $1.09 $1.53 $2.19 $2.25 $2.34 $2.77 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 49

Non-GAAP Disclosures: Capital Investments Attributable to Valero RECONCILIATION OF TOTAL CAPITAL INVESTMENTS TO CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Capital expenditures (excluding VIEs) $2,721 $2,040 $2,076 $1,607 $1,261 $1,269 $1,463 $1,627 $1,014 Capital expenditures of VIEs: DGD 210 74 11 - 17 84 165 142 523 Other VIEs - 7 66 11 - 26 124 225 251 Deferred turnaround and catalyst cost expenditures (excluding VIEs) 479 634 646 671 701 519 888 762 623 Deferred turnaround and catalyst cost expenditures of DGD - - 3 2 17 4 27 18 25 Investments in unconsolidated joint ventures 57 76 14 141 4 406 181 164 54 Total capital investments 3,467 2,831 2,816 2,432 2,000 2,308 2,848 2,938 2,490 Adjustments: DGD's capital investments attributable to our joint venture partner (105) (37) (7) (1) (17) (44) (96) (80) (274) Capital expenditures of other VIEs - (7) (66) (11) - (26) (124) (225) (251) Capital investments attributable to Valero $3,362 $2,787 $2,743 $2,420 $1,983 $2,238 $2,628 $2,633 $1,965 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 50Non-GAAP Disclosures: Capital Investments Attributable to Valero RECONCILIATION OF TOTAL CAPITAL INVESTMENTS TO CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Capital expenditures (excluding VIEs) $2,721 $2,040 $2,076 $1,607 $1,261 $1,269 $1,463 $1,627 $1,014 Capital expenditures of VIEs: DGD 210 74 11 - 17 84 165 142 523 Other VIEs - 7 66 11 - 26 124 225 251 Deferred turnaround and catalyst cost expenditures (excluding VIEs) 479 634 646 671 701 519 888 762 623 Deferred turnaround and catalyst cost expenditures of DGD - - 3 2 17 4 27 18 25 Investments in unconsolidated joint ventures 57 76 14 141 4 406 181 164 54 Total capital investments 3,467 2,831 2,816 2,432 2,000 2,308 2,848 2,938 2,490 Adjustments: DGD's capital investments attributable to our joint venture partner (105) (37) (7) (1) (17) (44) (96) (80) (274) Capital expenditures of other VIEs - (7) (66) (11) - (26) (124) (225) (251) Capital investments attributable to Valero $3,362 $2,787 $2,743 $2,420 $1,983 $2,238 $2,628 $2,633 $1,965 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 50

Non-GAAP Disclosures: Sustaining Capex and Growth Capital Investments Attributable to Valero RECONCILIATION OF TOTAL SUSTAINING CAPITAL EXPENDITURES TO SUSTAINING CAPITAL EXPENDITURES ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sustaining capital expenditures (excluding VIEs) $1,525 $1,413 $1,232 $1,459 $1,418 $1,300 $1,896 $1,693 $1,095 Sustaining capital expenditures of DGD 6 2 10 2 28 13 47 20 31 Total sustaining capital expenditures 1,531 1,415 1,242 1,461 1,446 1,313 1,943 1,713 1,126 Adjustments: DGD's sustaining capital expenditures attributable to our joint venture partner (3) (1) (5) (1) (14) (7) (24) (10) (15) Sustaining capital expenditures attributable to Valero $1,528 $1,414 $1,237 $1,460 $1,432 $1,306 $1,919 $1,703 $1,111 RECONCILIATION OF TOTAL GROWTH CAPITAL INVESTMENTS TO GROWTH CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Growth capital expenditures (excluding VIEs) $1,675 $1,268 $1,556 $830 $544 $488 $455 $696 $542 Growth capital expenditures of VIEs: DGD 204 72 4 - 6 75 145 140 517 Other VIEs - - - - - 26 124 225 251 Investments in unconsolidated joint ventures 57 76 14 141 4 406 181 164 54 Total growth capital investments 1,936 1,416 1,574 971 554 995 905 1,225 1,364 Adjustments: DGD's growth capital investments attributable to our joint venture partner (102) (36) (2) - (3) (37) (72) (70) (259) Growth capital expenditures of other VIEs - (7) (66) (11) - (26) (124) (225) (251) Growth capital investments attributable to Valero $1,834 $1,373 $1,506 $960 $551 $932 $709 $930 $854 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 51Non-GAAP Disclosures: Sustaining Capex and Growth Capital Investments Attributable to Valero RECONCILIATION OF TOTAL SUSTAINING CAPITAL EXPENDITURES TO SUSTAINING CAPITAL EXPENDITURES ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sustaining capital expenditures (excluding VIEs) $1,525 $1,413 $1,232 $1,459 $1,418 $1,300 $1,896 $1,693 $1,095 Sustaining capital expenditures of DGD 6 2 10 2 28 13 47 20 31 Total sustaining capital expenditures 1,531 1,415 1,242 1,461 1,446 1,313 1,943 1,713 1,126 Adjustments: DGD's sustaining capital expenditures attributable to our joint venture partner (3) (1) (5) (1) (14) (7) (24) (10) (15) Sustaining capital expenditures attributable to Valero $1,528 $1,414 $1,237 $1,460 $1,432 $1,306 $1,919 $1,703 $1,111 RECONCILIATION OF TOTAL GROWTH CAPITAL INVESTMENTS TO GROWTH CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Growth capital expenditures (excluding VIEs) $1,675 $1,268 $1,556 $830 $544 $488 $455 $696 $542 Growth capital expenditures of VIEs: DGD 204 72 4 - 6 75 145 140 517 Other VIEs - - - - - 26 124 225 251 Investments in unconsolidated joint ventures 57 76 14 141 4 406 181 164 54 Total growth capital investments 1,936 1,416 1,574 971 554 995 905 1,225 1,364 Adjustments: DGD's growth capital investments attributable to our joint venture partner (102) (36) (2) - (3) (37) (72) (70) (259) Growth capital expenditures of other VIEs - (7) (66) (11) - (26) (124) (225) (251) Growth capital investments attributable to Valero $1,834 $1,373 $1,506 $960 $551 $932 $709 $930 $854 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 51

Non-GAAP Disclosures: Free Cash Flow RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $ 5,270 $ 5,564 $ 4,241 $ 5,611 $ 4,820 $ 5,482 $ 4,371 $ 5,531 $948 Less: Capital expenditures 2,931 2,121 2,153 1,618 1,278 1,353 1,628 1,769 1,537 Less: Deferred turnaround and catalyst cost expenditures 479 634 649 673 718 523 915 780 648 Less: Investments in joint ventures 57 76 14 141 4 406 181 164 54 Less: Changes in current assets and current liabilities (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Free cash flow $ 2,105 $ 1,811 $ 3,235 $ 4,485 $ 1,844 $ 1,911 $ 2,944 $ 2,524 ($946) Total free cash flow, 2012 – 2020 $19,913 Number of years 9 Average free cash flow, 2012 – 2020 $2,213 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 52Non-GAAP Disclosures: Free Cash Flow RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $ 5,270 $ 5,564 $ 4,241 $ 5,611 $ 4,820 $ 5,482 $ 4,371 $ 5,531 $948 Less: Capital expenditures 2,931 2,121 2,153 1,618 1,278 1,353 1,628 1,769 1,537 Less: Deferred turnaround and catalyst cost expenditures 479 634 649 673 718 523 915 780 648 Less: Investments in joint ventures 57 76 14 141 4 406 181 164 54 Less: Changes in current assets and current liabilities (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Free cash flow $ 2,105 $ 1,811 $ 3,235 $ 4,485 $ 1,844 $ 1,911 $ 2,944 $ 2,524 ($946) Total free cash flow, 2012 – 2020 $19,913 Number of years 9 Average free cash flow, 2012 – 2020 $2,213 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 52

Non-GAAP Disclosures: Payout Ratio RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $5,270 $5,564 $4,241 $5,611 $4,820 $5,482 $4,371 $5,531 $948 Exclude: (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Changes in current assets and current liabilities DGD's adjusted net cash provided by operating activities attributable to our (3) 11 70 81 83 41 175 390 338 joint venture partner's ownership interest in DGD Adjusted net cash provided by operating activities (A) $5,575 $4,631 $5,981 $6,836 $3,761 $4,152 $5,493 $4,847 $955 RECONCILIATION OF PURCHASES OF COMMONS STOCK FOR TREASURY AND COMMON STOCK DIVIDENDS TO PAYOUT RATIO (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 $281 $928 $1,296 $2,838 $1,336 $1,372 $1,708 $777 $156 Purchases of common stock for treasury 360 462 554 848 1,111 1,242 1,369 1,492 1,600 Common stock dividends Total payout (B) $641 $1,390 $1,850 $3,686 $2,447 $2,614 $3,077 $2,269 $1,756 Payout ratio (B/A) 11% 30% 31% 54% 65% 63% 56% 47% 184% I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 53Non-GAAP Disclosures: Payout Ratio RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $5,270 $5,564 $4,241 $5,611 $4,820 $5,482 $4,371 $5,531 $948 Exclude: (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Changes in current assets and current liabilities DGD's adjusted net cash provided by operating activities attributable to our (3) 11 70 81 83 41 175 390 338 joint venture partner's ownership interest in DGD Adjusted net cash provided by operating activities (A) $5,575 $4,631 $5,981 $6,836 $3,761 $4,152 $5,493 $4,847 $955 RECONCILIATION OF PURCHASES OF COMMONS STOCK FOR TREASURY AND COMMON STOCK DIVIDENDS TO PAYOUT RATIO (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 $281 $928 $1,296 $2,838 $1,336 $1,372 $1,708 $777 $156 Purchases of common stock for treasury 360 462 554 848 1,111 1,242 1,369 1,492 1,600 Common stock dividends Total payout (B) $641 $1,390 $1,850 $3,686 $2,447 $2,614 $3,077 $2,269 $1,756 Payout ratio (B/A) 11% 30% 31% 54% 65% 63% 56% 47% 184% I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1 53

Investor Relations Contacts Our products fuel modern life and make a better future Homer Bhullar Vice President, Investor Relations & Finance possible 210.345.1982 Homer.Bhullar@Valero.com Eric Herbort Senior Manager, Investor Relations 210.345.3331 Eric.Herbort@Valero.com Gautam Srivastava Senior Manager, Investor Relations 210.345.3992 Gautam.Srivastava@Valero.com I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1Investor Relations Contacts Our products fuel modern life and make a better future Homer Bhullar Vice President, Investor Relations & Finance possible 210.345.1982 Homer.Bhullar@Valero.com Eric Herbort Senior Manager, Investor Relations 210.345.3331 Eric.Herbort@Valero.com Gautam Srivastava Senior Manager, Investor Relations 210.345.3992 Gautam.Srivastava@Valero.com I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 1